UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-5888



                            SMALLCAP World Fund, Inc.
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                   Date of fiscal year end: September 30, 2003

                  Date of reporting period: September 30, 2003





                                 Chad L. Norton
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                           Michael J. Fairclough, Esq.
                              O'Melveny & Myers LLP
                              400 South Hope Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)


ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

SMALLCAP WORLD FUND

Our increasing emphasis on Asia

[cover:  global view of Asia]

Annual report for the year ended September 30, 2003

SMALLCAP World Fund(R) seeks long-term growth of capital through investments in smaller companies in the United States and around the world.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents
Letter to shareholders                                                1
Chart: The value of a long-term perspective                           3
Feature: Our increasing emphasis on Asia                              4
About your fund                                                      12
Investment portfolio                                                 13
Financial statements                                                 34
Directors and officers                                               48
The American Funds family                                    back cover

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Please see page 3 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 47. Please see the inside back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS. INVESTING IN SMALL-CAPITALIZATION STOCKS CAN INVOLVE GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH INVESTING IN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.

[photograph: global view of Asia]

FELLOW SHAREHOLDERS:

For SMALLCAP World Fund, fiscal year 2003 has been a tale of two stock markets. The year began with the U.S. preparing for war with Iraq, a weak economy, plunging interest rates and the climax of the worst bear market in decades. It ended with the toppling of the Iraqi government, the economy growing at a healthy clip and the stock market staging an impressive rebound.

SMALLCAP bounced up and down during the year, losing ground in the first six months but surging in the second. For the 12-month period ended September 30, 2003, the fund's total return was 32.5%, with the entire gain coming in the last six months of the fiscal year. That's better than the 31.3% gain turned in by the average global small company fund, as measured by Lipper. But it trailed the unmanaged Citigroup World Smallcap Index, which rose 39.6%, though this figure doesn't reflect expenses. SMALLCAP did not pay any dividends or capital gains this year.

THE GLOBAL ECONOMY

We are now in the early stages of a global economic recovery. Here in the U.S., federal tax cuts, low interest rates and a wave of mortgage refinancing stimulated the economy and all but vanquished talk of a double-dip recession. In Japan, home to the world's second-largest economy, investor sentiment, corporate profits and business spending are up. After several false starts, it now appears that its 14-year recession is over. And there are signs that Germany -- the third-largest economy -- is reviving. Its stock market has soared this year. When the world's three biggest economies are growing at the same time, it's hard to be anything but optimistic.

What really excites many of us, though, is China. Since its initial embrace with capitalism a quarter of a century ago, China's economy has grown by an average 8% a year and is on pace to overtake the United States within the next three decades. It is history's greatest example of sustained economic growth. Although there are risks, we think the investment opportunities and implications for Asia, indeed the world, are enormous. It's the subject of this year's feature article, which begins on page 4.

PORTFOLIO REVIEW

Most of our investments did well this year. Of the 288 stocks held in the portfolio for the entire 12-month period, 80% of them rose in value. Of our 10 largest equity holdings, nine gained, including three technology companies: semiconductor manufacturer PMC-Sierra (+240.0%), software maker Novell (+153.8%) and Cymer, which makes lasers for the semiconductor industry (+121.0%).

[Begin Sidebar]
Where are SMALLCAP's holdings located?

[begin pie chart]
FISCAL YEAR 2003                                Percent of
                                                net assets

o  United States                                   50.2%
o  Asia & Pacific Basin                            20.2
o  Europe                                          15.1
o  Other (including Canada
   & Latin America)                                 6.5
o  Cash & equivalents                               8.0
[end pie chart]

[begin pie chart]
FISCAL YEAR 2002                                Percent of
                                                net assets

o  United States                                   51.9%
o  Asia & Pacific Basin                            18.6
o  Europe                                          15.5
o  Other (including Canada
   & Latin America)                                 6.3
o  Cash & equivalents                               7.7
[end pie chart]
[End Sidebar]

That many technology stocks were big winners this year isn't surprising. In 2000, there was too much capacity in the technology, media and telecommunications -- or TMT -- sectors. Stock valuations simply weren't realistic. The Internet and tech bubble burst. The Nasdaq Composite crashed, eventually falling 78%; many stocks fell even more. At the market's low point in October 2002, stocks of some technology companies were trading for less than 10 times their earnings; others could be snapped up for little more than the value of the cash on their books. From such a low point, there's often nowhere to go but up.

In fact, if you look back in time, you'll see that it's not unusual for a growing industry, like technology, to go through fits and starts. Like railroads 150 years ago, cars at the beginning of the 20th century and the Internet at the end of it, industries are born, grow quickly and stir investor excitement. But at some point, things get out of hand. When the bubble bursts, a Darwinian survival-of-the-fittest reality sets in. A weeding-out occurs, with weaker companies being sold or going belly-up. Eventually, the industry begins growing again with fewer, but better managed and more profitable, companies. Once, more than a hundred American firms made automobiles; today, two do. The technology, media and telecommunications sectors are now emerging from a similar weeding-out; the survivors will be stronger for it.

In addition to technology, our other biggest investments by sector are all benefiting from the U.S. economic rebound. Air travel is picking up. Hotels and restaurants are busier. Retail sales are growing and the outlook for the coming holiday season is promising. Supporting all of this are levels of consumer confidence and spending that have by and large remained solid over the last few years. As we've mentioned, there are reasons to be optimistic on a global basis as well.

THE ROAD AHEAD

We think some of the changes we've been making to SMALLCAP -- being more selective about technology, trimming the number of holdings in our portfolio and stepping up our exposure to many fast growing global markets -- are bearing fruit. We're optimistic about the impact of these changes on the portfolio.

Between 2000 and 2002, we were quite candid about the fund's bear market losses. That being said, it's also fair to look at how SMALLCAP has done over a much longer period of time. Since its inception more than 13 years ago, SMALLCAP has posted an average annual return of 9.2%, compared with 8.0% for the average global small-cap fund as measured by Lipper. The Citigroup World Smallcap Index has averaged 7.5% -- and again, that's before expenses.

We'd like to remind you about our feature story. As we'll explain in detail, Asia -- particularly China -- is likely to grow quickly over the next few years. We're well-positioned to take advantage of the investment opportunities in this part of the world. SMALLCAP's investment advisor, Capital Research and Management Company, has research offices in Hong Kong, Tokyo and Singapore. Some of our analysts were raised in countries, and worked in industries, they now cover. They're part of a global team of analysts, some 75 strong, who collectively hail from two dozen nations and speak as many languages. We think their experience is as broad as it is deep, and will help us find the most promising small companies for SMALLCAP to invest in.

Thank you for your patience, continued support and commitment to long-term investing.

Cordially,

/s/ Gordon Crawford                     /s/ Gregory W. Wendt
Gordon Crawford                         Gregory W. Wendt
Chairman of the Board                   President

November 14, 2003

[Begin Sidebar]
As reported in the press, instances of excessive short-term trading and illegal "late trading" (trading after 4 p.m. Eastern time) have been discovered at a number of different fund companies. In several of those cases, fund personnel engaged in or permitted these activities in clear violation of regulatory requirements and strict internal policies. This sort of conduct is unethical and detrimental to long-term shareholders. We will not tolerate it at American Funds. Although it is often difficult to detect and prevent abusive trading practices, we are committed to taking action to combat this harmful activity wherever we find it.
[End Sidebar]

THE VALUE OF A LONG-TERM PERSPECTIVE

This chart shows how a $10,000 investment in SMALLCAP World Fund's Class A shares grew from April 30, 1990 -- the fund's inception -- through September 30, 2003, the end of the fund's latest fiscal year.

As you can see, the $10,000 would have grown to $30,626 even after deducting the maximum 5.75% sales charge. (Sales charges are lower for accounts -- and aggregated investments -- of $25,000 or more.) This is significantly more than the $26,252 generated by the unmanaged Citigroup World Smallcap Index, which tracks about 5,000 small-company stocks around the world with market capitalizations (price per share multiplied by number of shares outstanding) between $100 million and $1.5 billion. These are virtually the same parameters we use when selecting stocks for the fund's portfolio.

Please see the inside back cover for important information about other share classes.

[begin mountain chart]

Year Ended       SMALLCAP       Citigroup World           Consumer Price          Original
September 30     World Fund(1)  Smallcap Index            Index(2)                Investment
1990(3)           $8,288         $8,919                   $10,295                 $10,000
1991             $11,307        $11,210                   $10,644                 $10,000
1992             $11,640        $10,999                   $10,962                 $10,000
1993             $15,418        $14,336                   $11,257                 $10,000
1994             $16,744        $15,390                   $11,590                 $10,000
1995             $19,856        $16,888                   $11,885                 $10,000
1996             $22,851        $18,899                   $12,242                 $10,000
1997             $28,689        $21,443                   $12,506                 $10,000
1998             $22,749        $17,195                   $12,692                 $10,000
1999             $32,172        $21,965                   $13,026                 $10,000
2000             $44,532        $24,828                   $13,476                 $10,000
2001             $24,516        $19,352                   $13,832                 $10,000
2002             $23,121        $18,799                   $14,042                 $10,000
2003             $30,626        $26,252                   $14,368                 $10,000

[end mountain chart]

AVERAGE ANNUAL TOTAL RETURNS ON A $1,000 INVESTMENT (for periods ended September 30, 2003)

                                       1 YEAR           5 YEARS        10 YEARS
CLASS A SHARES
Reflecting 5.75% maximum sales charge  +24.84%          +4.88%          +6.47%

Results assume reinvestment of all distributions. Results for other share classes can be found on page 47. For the most current investment results, please refer to americanfunds.com. Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.

(1) This figure, unlike those shown earlier in this report, reflects payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus the net amount invested was $9,425. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
(3) For the period April 30, 1990 (when the fund began operations) through September 30, 1990.

[photograph:  man on cell phone walking with woman on crowded street]

OUR INCREASING EMPHASIS ON ASIA

SMALLCAP WORLD FUND'S MANDATE IS TO INVEST IN THE MOST PROMISING SMALL COMPANIES ON THE PLANET. AN INCREASING NUMBER OF THEM ARE BASED IN ASIA, WHICH BY ONE ESTIMATE COULD ACCOUNT FOR MORE THAN 50% OF THE WORLD'S ECONOMIC GROWTH OVER THE NEXT DECADE.* WE THINK THAT CHINA -- A BEHEMOTH THE SIZE OF THE UNITED STATES
WITH FOUR-AND-A-HALF TIMES THE POPULATION -- IS ESPECIALLY PROMISING. ON THE FOLLOWING PAGES, WE'LL DISCUSS THE POTENTIAL RISKS -- AND REWARDS.

[photograph:  buildings with neon lights at night]

It's one of the more eye-opening cab rides one can take: the 18-mile trip from Capital International Airport to downtown Beijing. Hurtling down Shoudujichang Road, a four-lane superhighway (with road signs in both Mandarin and English), you see a forest of construction cranes racing to erect a Manhattan-like series of skyscrapers. On one side there are modern homes; on the other, gleaming headquarters of the country's biggest telecom and oil companies. Billboards peddle everything from cell phones -- China last year became the world's top wireless market -- to cigarettes and sneakers. And off in the distance, work is beginning on the Olympic Village. Host to the 2008 summer games, Beijing intends to show the world that the People's Republic of China has arrived as a political and economic power.

As far as the latter is concerned, there is no doubt that China has already arrived. In the quarter-century since it embarked on economic reform, China's economy has averaged growth of nearly 8% a year and is now the world's sixth-largest. The dean of Harvard University's Kennedy School of Government, Joseph Nye, calculates that even if that blistering pace were to slow down -- say to 6% -- in just 30 years, China's economy would total about $16 trillion, twice the size of the current American economy.

"I think China is the greatest growth story in modern economic history," says Gordon Crawford, SMALLCAP's chairman and one of its portfolio counselors. "It's growing faster than Great Britain during the industrial revolution, Japan in the post World War II era and America a century ago."

As it did in Britain, Japan and the U.S., China's spectacular growth is creating vast amounts of fu, or wealth. Much of it is controlled by young, brash entrepreneurs -- reminiscent, perhaps, of America's 19th-century robber barons. But the average citizen is rapidly gaining ground, too: Their income has quadrupled in two decades, lifting an estimated 270 million people out of poverty.

Like the ripples from a stone dropped into a pond, this growth is radiating beyond China to encompass much of Asia. One sign of the continent's incredible wealth creation: East Asia is minting new millionaires at a healthy clip. According to Forbes, last year alone, while the bear market was pushing an estimated 88,000 people below the millionaire ranks in North America, more than 100,000 people joined the seven-figure club in Asia.

*Source: Capital Strategy Research, Inc.,SM an affiliate of American Funds.

[Begin Pull Quote]
"I think China is the greatest growth story in modern economic  history."
 Gordon Crawford
[End Pull Quote]

[photograph:  bicycle riders and bus on busy street]

[Begin Sidebar]
                                [Chinese character]
                                       Fu
                               Wealth, Good Luck

                                [Chinese character]
                                       Lu
                                   Prosperity


                                [Chinese character]
                                       Cai
                                  Wealth, Money

                                [Chinese character]
                                       He
                                   Harmonious

[photograph: Three people - one walking, one on a cell phone and another standing next to him with a view out of a window across a harbor with skyscrapers in the background]

[End Sidebar]

But the heart of this story is China. And much of its remarkable rise -- perhaps "re-emergence" is more like it, given that it has been the world's economic and technological standard bearer for much of its 5,000-year history -- is being fueled by small companies.

"China represents a phenomenal investment opportunity for us," says Winnie Kwan, a SMALLCAP analyst based in Hong Kong. "There is a huge and expanding middle class there now, especially in the coastal provinces. Their standard of living is rising and there is a pent-up demand for goods and services. Of course, they are creating, or participating in, the production and distribution of these goods and services themselves, so it all just feeds on itself. It's an enormous opportunity fueled by both investment and consumption, and it's getting bigger every day."

SUPPLY AND DEMAND

There are many angles to the China story. The rest of the world has long salivated at the prospect of exporting to the People's Republic, which with 1.3 billion people is, by far, the world's biggest market. But that colossal population also represents one-fifth of the world's labor supply -- and with an average manufacturing wage of 60 cents an hour, one of the cheapest.

That seemingly inexhaustible pool of low-cost workers has transformed China into the world's factory. The Economist reports that exports have been growing by double digits for more than two decades. But here, too, there are nuances. Those exports are largely low-tech: a quarter of the world's toys; an eighth of its footwear and clothing; and a third of suitcases and handbags. "The most important development in China over the last five years is that it has gained significant market share in global manufacturing," says Winnie.

Shoes, and suitcases to put them in, are one thing. But more sophisticated goods, which better reflect a country's economic development, are another. Here, claims portfolio counselor Mark Denning, China is just getting started.

"Yes, China has gone from essentially nothing to the biggest manufacturing power in the world in relatively short order," he says. "But that doesn't mean it's a developed market economy. It has a hugely undeveloped infrastructure -- roads, modern hospitals, water and power distribution, and so forth. China may be good at low-tech manufacturing, but it's behind its neighbors -- and way behind the U.S. -- in high technology. China's growth has been spectacular, in large part because its economy was so backward to begin with."

[photograph:  busy street at night - buildings with neon lights]

REGIONAL OPPORTUNITIES

Another key part of the story: China is not just a giant exporter; it imports a staggering amount, too. Last year alone, imports grew by $55 billion, and from 1998 to 2002 surged from 17% to 25% of GDP. Given its relative economic backwardness, it needs goods, services, expertise and capital. Its neighbors -- and the United States -- are supplying it.

"There's a misconception that China's going to be the low-cost provider for everything from A to Z and wipe everybody out," says Tokyo-based analyst Sung Lee. "The fact is China still can't make things like, for example, precision machinery and machine tools. That will probably change, but at the very least, it will take quite a while." To support his theory, Sung points to South Korea, which despite a vibrant market economy and open political system, still hasn't caught up with Japan's vaunted technological prowess. "The bottom line," he says, "is countries that can provide high value goods and services are going to profit off China for years to come."

[photograph:  Boy and girl holding hands walking on crowded street]

This helps explain why China is now the biggest export market for Taiwan and South Korea; when Hong Kong is factored in, it's about to become the biggest market for Japan, Singapore, Malaysia and the Philippines. According to a recent World Bank study, China "has had a major positive impact on the trade of other East Asian countries." The study adds that from 1995 to 2001, Asian exports to China grew 11.5% a year, while total global trade grew at a 3.8% pace.

China is also at the mercy of other countries for many basic raw materials. It has a seemingly insatiable appetite for iron ore and alumina. Like the United States, China also imports much of its energy: natural gas from Malaysia and oil from Indonesia and the Persian Gulf. In the next year, in fact, it most likely will become the second-largest importer of oil, after the U.S. That China gulps so much petroleum is even more astonishing when you consider that the biggest consumer of oil in the U.S. -- the auto industry -- is only beginning to shift into high gear in the People's Republic. Half of all Americans own a car; just one in a hundred Chinese do.

[Begin Sidebar]
"This tidal wave of information, flowing freely among citizens, is speeding up economic development and helping capital and labor to be allocated more efficiently."

Galen Hoskin

AN EMPHASIS ON INVESTMENT RESEARCH

To find the most promising small companies to invest in -- while mitigating the risk -- SMALLCAP relies heavily on its research analysts. We mentioned Winnie, Galen and Sung. They're just three of dozens of analysts, all of whom are part of the global research network run by the fund's advisor, Capital Research and Management Company. They are multilingual -- speaking a collective two dozen languages -- multiethnic and multicultural, invaluable traits for a global mutual fund.

Take Winnie, for instance. Born in Kowloon, a 10-minute ride on the fabled Star Ferry from Hong Kong Island, she grew up in a Chinese household, studied economics at Cambridge University and spent several years in the fund management business before joining Capital in 2000. In addition to English, she is fluent in Mandarin and Cantonese, the principal languages of China.

"Being on the ground is an important part of the research process," she says. "China is a very big and complicated country. You really have to spend a lot of time talking to management, listening and asking lots of questions. I also talk to their competitors, suppliers and customers. Kicking the tires, so to speak, is the only way to find good companies. It's very challenging and very rewarding."

For his part, Sung Lee was born in Korea, moved to the United States at age 10, earned an MBA from Columbia University Business School and joined Capital in 1994. Based in Tokyo, he speaks English, Korean and Japanese.

"I spend a lot of time on the road," he says. "That's because I think it's crucial to visit companies and get to know the management. Good management is vital for any company, of course, but especially for a smaller one. I'm excited about Asia these days because the overall quality of management at the companies I follow always seems to be getting better. I see a lot of managers and owners whose interests are aligned with shareholders; those are the kinds of companies I like."

Capital Research itself has 11 offices around the world, including Tokyo, Hong Kong and Singapore. Capital has been investing in Asia since the 1950s. Last year, our analysts made countless research visits in the region. Over the last three years, while some investment companies were letting research analysts go, Capital made several key hires. In 2002, its budget for investment research topped $160 million. "Capital doesn't skimp on research," says Gordy. "It's the lifeblood of our investment process."

"There's no question that the experience and judgment of our research analysts are tremendously helpful," says London-based portfolio counselor Jonathan Knowles. "Over the long run, their ability to spot growth opportunities early has generated real value for our shareholders."
[End Sidebar]

[photograph:  two teenagers walking; one of them dialing a cell phone]

[Begin Sidebar]
"The most important development in China over the last five years is that it has gained significant market share in global manufacturing."
                                                                Winnie Kwan
[End Sidebar]

KARL MARX, MEET ADAM SMITH

It is difficult to stroll through Tiananmen Square -- the heart of Beijing and site of 1989's bloody crackdown on a democracy movement -- without wondering how a market economy can coexist, much less thrive, under the dominion of a communist government. "The Communist party still believes that it's possible to have a socialist ideology and a market economy," Winnie says. "Eventually, something's got to give."

On many important fronts, it is the government that seems to be blinking. Although China has had a de facto market economy for 20 years, authorities appear set, for the first time, to codify its underpinnings with a series of sweeping laws and regulations.

[photograph: busy street with automobile and pedestrian traffic with the buildings and signs lit up]

China's economy is also becoming more investor friendly thanks to its membership in the World Trade Organization, which it joined in 2001. It is cutting tariff and nontariff barriers, as well as opening up sectors of the economy that have long been off-limits to foreigners, such as banking and telecommunications. Other changes are brewing from pressure generated by China's growing army of entrepreneurs and businessmen demanding laws on everything from property rights to contract enforcement.

However, the government continues to prohibit political changes such as direct elections and freedom of speech and assembly. But here, too, proponents of the free flow of information among private citizens -- vital in an efficient capitalist system, but threatening to a one-party state -- are gaining the upper hand, literally, when one sees the millions of Chinese holding one of the country's 400 million cell phones up to their ears. And when they're not chatting, they're surfing cyberspace: In the next year or so, China most likely will pass the U.S. as the nation with the biggest number of Internet users.

"This tidal wave of information, flowing freely among citizens, is speeding up economic development and helping capital and labor to be allocated more efficiently," notes Galen Hoskin, a SMALLCAP analyst based in San Francisco. "Certainly more efficiently than the government could."

In short, China is becoming less autocratic by the day, with an increasing number of well-educated, wired and entrepreneurial citizens who bow not to the teachings of Marx, but Adam Smith. This, in turn, is likely to ensure that China's experiment with communism, forced upon it in 1949, will likely prove to be a short chapter in the Middle Kingdom's ancient history. The next chapter, now being written, is likely to have a lot more to do with things like private ownership and free enterprise than the hammer and sickle.

[photograph:  father (holding a baby) and mother boarding the subway]

CLOSE ATTENTION TO RISK

As is the case with any emerging market, investing in China carries risks. Politically, the Communist Party's determination to maintain a closed, one-party system is likely to be tested severely by its citizens in the years ahead -- recent demonstrations in Hong Kong against a proposed internal security law provided a glimpse of this -- and Beijing's unresolved dispute with Taiwan over the future of that democratic island continues to strain relations with the United States.

There are currency risks. As anyone who invested in Mexico, Russia or Argentina in recent years knows, currencies in emerging markets have a nasty way of suddenly being devalued. China's currency, the renminbi ("the people's money"), is not regarded as overvalued. But it is pegged to the U.S. dollar, leading some investment analysts to wonder what the renminbi's true value is. The United States is pressuring China to let its currency float freely, claiming it is contributing to America's trade deficit.

[Begin Sidebar]

THE VALUE OF INVESTING IN SMALL-CAP STOCKS

As bright as we think the future is for Asia's emerging markets, it's hardly the first time that those markets and/or small-cap stocks have shined.

Over a period of many years, small company stocks -- in the U.S. and around the world -- have often been the best or second-best performing segment of the equities market.

"When it comes to investing, you never know what's going to do better in any given year," Gordy points out. "For example, bond funds did well during the stock market decline. But over the long run, history shows that stocks usually do much better. It also shows that small company stocks, both U.S. and non-U.S., can do quite well."

[begin table]
BEST PERFORMING EQUITY CLASSES OVER THE PAST 15 CALENDAR YEARS
(through 9/30/03)

                  BEST-PERFORMING                         SECOND-BEST

2003*             NON-U.S. SMALL CAP                      EMERGING MARKETS
2002              NON-U.S. SMALL CAP                      EMERGING MARKETS
2001              U.S. SMALL CAP VALUE                    U.S. SMALL CAP
2000              U.S. SMALL CAP VALUE                    U.S. large cap value
1999              EMERGING MARKETS                        U.S. SMALL CAP GROWTH
1998              U.S. large cap growth                   U.S. large cap
1997              U.S. large cap                          U.S. large cap value
1996              U.S. large cap                          U.S. large cap growth
1995              U.S. large cap                          U.S. large cap growth
1994              Non-U.S. large cap                      Global
1993              EMERGING MARKETS                        NON-U.S. SMALL CAP
1992              U.S. SMALL CAP VALUE                    U.S. SMALL CAP
1991              EMERGING MARKETS                        U.S. SMALL CAP GROWTH
1990              U.S. large cap growth                   U.S. large cap
1989              EMERGING MARKETS                        U.S. large cap growth
1988              EMERGING MARKETS                        U.S. SMALL CAP VALUE

[end table]
*Through 9/30/2003.

Sources:
U.S.  large cap  represented  by  Standard & Poor's 500  Composite  Index,  with distributions reinvested.
U.S. small cap represented by the Russell 2000 Index.
U.S. small cap value represented by the Russell 2000 Value Index.
U.S. small cap growth  represented by the Russell 2000 Growth Index.  U.S. large cap value represented by the Russell 1000 Value Index.
U.S. large cap growth represented by the Russell 1000 Growth Index.
Non-U.S.  small cap represented by the Citigroup World Smallcap  (ex-U.S.) Index
  (companies under $1.2 billion market cap). Index inception was July 1989. Non-U.S. large cap represented by the MSCI EAFE(R) (Europe, Australasia, Far
  East) Index with gross dividends reinvested.
Emerging  markets  equity  represented  by the MSCI EMF (Emerging  Markets Free)
  Index,SM with gross dividends reinvested.
Global represented by the MSCI World IndexSM with gross dividends reinvested. [End Sidebar]

[photograph: night scene of buildings with lights and a lit up fountain spraying water upward]

[Begin Sidebar]
"There are many good companies in Japan, Taiwan and South Korea with significant business operations in the People's Republic."
                                                        Winnie Kwan
[End Sidebar]

[three photographs: blur of dragon's tail; night scene of buildings lit up with water on one side and mountains on the other; girl talking on cell phone in front of market place]

There are two principal ways to invest in China. The first, and most obvious, is to invest directly in Chinese companies. "We're finding lots of great opportunities," notes Gordy. "For example, we've bought stakes in Zhejiang Expressway and Jiangsu Expressway, two companies that collect tolls on China's expanding highway system." With more and more cars zipping around, Gordy figured it would also make sense to invest in Clear Media, China's leading billboard company. Other examples of Chinese companies that SMALLCAP owns include Yanzhou Coal Mining Co. and Anhui Conch Cement, both investment plays on that country's growing energy and infrastructure needs.

SMALLCAP also invests in foreign companies that do a lot of business in China. "There are many good companies in Japan, Taiwan and South Korea with significant business operations in the People's Republic," Winnie notes. Examples of this include Largan Precision, a lens manufacturer for digital cameras with production facilities in China; and Hung Hing Printing Group of Hong Kong, which makes packaging and paper products. "Companies like these, which we think are extremely well managed, have significant exposure to the growing Chinese market."

Sung looks for Japanese and Korean companies with a footprint in the People's Republic. "KEC is a good one. It's a small semiconductor manufacturer. Solid management; very shareholder-oriented."

Because the Chinese don't yet have the technology to make high-end semiconductors on their own, KEC is building a plant there. "They'll get high quality at a low cost," Sung says, predicting KEC will double its sales over the next four years.

Investing in China through its next-door neighbors lowers risk, but doesn't eliminate it. It has been only six years since Thailand devalued its currency, the baht, sparking an Asian economic collapse and a global financial crisis. Could it happen again?

"I suppose anything is possible," cautions Mark, who has been investing in Asia for more than two decades. "But there have been many positive changes since 1997-98. The chances of it happening again are much lower now."

[photograph:  shipping yard]

These changes include reforms, which resulted in the destruction of much of the cronyism, protectionism and government regulation that had burdened many Asian businesses. The result, write Nicholas Kristof and Sheryl WuDunn, Pulitzer Prize-winning correspondents for The New York Times, is "a political, social and economic revolution that is still incomplete but that ultimately will reshape Asia as greatly as the fall of the Berlin Wall reshaped Europe."

A dramatic observation, perhaps, but one that Mark generally agrees with. "Most Asian countries learned some bitter lessons in the late 1990s. They've restructured in all sorts of ways and have really gotten their economic houses in order. I'm impressed with their levels of corporate governance and accountability to shareholders. On top of that, valuations of many Asian stocks are extremely low and interest rates are very low. Asia is as attractive as I've ever seen it."

Still, he is cautious. "Although it's true that many companies are trading at very low prices, and emerging markets in general are trading at their lowest valuations in years, it's because investors are aware of the risks. You have to be careful."

[Begin Sidebar]
THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM

[Begin Sidebar]
[photographs]:

Gordon Crawford
32 years with Capital

Claudia Huntington
28 years with Capital

Mark Denning
21 years with Capital

J. Dale Harvey
12 years with Capital

Jonathan Knowles
11 years with Capital

Blair Frank
9 years with Capital

SMALLCAP World Fund's portfolio counselors average 19 years of investment experience. Why six people to manage one fund? Because Capital Research and Management Company, adviser to the American Funds, has developed a unique method we call the multiple portfolio counselor system. We believe it helps our funds achieve consistently superior long-term investment results.

Here's how it works: SMALLCAP's assets are divided into portions. Each of the fund's six portfolio counselors manages one portion; another is managed by the fund's research analysts, who bring their own investment expertise to the table.

The advantages of this system are many:

o DIVERSITY. Within the fund's overall guidelines, the counselors get to act on their own convictions. This offers the best attributes of both individualism and teamwork, with no need for consensus.

o CONSISTENCY. Over time, having more than one person managing assets tends to smooth out the peaks and valleys of investing.

o CONTINUITY. Since the fund is not dependent on any single individual, when one person leaves or retires, only a portion of the portfolio changes hands. Smooth, gradual transitions help the fund maintain a steady investment approach.
[End Sidebar]

ABOUT YOUR FUND

Launched in 1990, SMALLCAP World Fund is one of the few small-company growth funds that invests globally. Usually, at least 80% of the fund's assets will be invested in the stock of companies with market values ranging from $50 million to $1.5 billion. Because it is a global fund, SMALLCAP is subject to economic, social, political, interest rate or currency-related risk. These risks can mean added volatility and the potential loss of capital; shareholders should have a long-term perspective when investing in this fund.

[begin table]

SMALLCAP FACTS AND FIGURES (as of September 30, 2003)

Shareholders: 817,666
Assets under management: $8.5 billion
Portfolio counselors: Six
Average amount of investment experience: 19 years
[end table]

SMALLCAP COMPARED WITH ITS BENCHMARKS

                                                                                                         GLOBAL SMALL-
CUMULATIVE TOTAL RETURNS                              SMALLCAP               CITIGROUP WORLD            COMPANY MUTUAL
ENDING SEPTEMBER 30, 2003+                           WORLD FUND              SMALLCAP INDEX              FUND AVERAGE*

1 year                                                 +32.5%                    +39.6%                    +31.3%
3 years                                                -31.2                      +5.7                     -21.4
5 years                                                +34.6                     +52.7                     +45.0
10 years                                               +98.6                     +83.1                     +81.1
Lifetime (since April 30, 1990)                       +225.0                    +162.5                    +181.3
Lifetime (since April 30, 1990) annualized              +9.2                      +7.5                      +8.0

*As measured by Lipper.
+With distributions reinvested.

OUR LONG-TERM FOCUS HELPS LOWER EXPENSES

SMALLCAP's Class A expense ratio of 1.19% of portfolio assets is less than the average front-end load global small-company fund's 1.57%, as measured by Lipper. One reason our expenses are lower is because as long-term investors, we tend to hold stocks for longer periods of time. Over the long run, holding costs down can help the total return on your investment.

A TOTAL COMMITMENT TO HONESTY AND INTEGRITY

A key objective of our investment research process is determining, to the best of our ability, that the companies we invest in adhere to the highest standards of ethics and openness. Companies that do so tend to act in the best interests of their shareholders. We apply these standards to ourselves as well. SMALLCAP is watched by a board of Directors that is comprised largely of independent outsiders. Our audit committee is completely independent.


INVESTMENT PORTFOLIO, September 30, 2003

[begin pie chart]
                                                       Percent of
INDUSTRY DIVERSIFICATION                               net assets

Semiconductors & semiconductor equipment                  8.0%
Commercial services & supplies                             7.7
Media                                                      6.3
Hotels, restaurants & leisure                              5.3
Specialty retail                                           4.5
All other industries                                      60.2
Cash & equivalents                                         8.0

[end pie chart]
                                                        Percent
                                                         of net
LARGEST EQUITY HOLDINGS                                  assets

Performance Food Group                                    1.41 %
Michaels Stores                                           1.28
PMC-Sierra                                                1.22
Extended Stay America                                     1.09
Education Management                                      1.02
Amylin Pharmaceuticals                                     .99
Cymer                                                      .97
Venture                                                    .97
Novell                                                     .86
Sylvan Learning Systems                                    .84

                                                                                                Shares or           Market
                                                                                                principal           value
EQUITY SECURITIES (common and convertible preferred stocks and convertible debentures)            amount            (000)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT  -  7.95%
PMC-Sierra, Inc. (USA) (1)                                                                        7,800,000      $  102,890
Cymer, Inc. (USA) (1) (2)                                                                         2,000,000          82,400
Micrel, Inc. (USA) (1) (2)                                                                        4,767,112          58,111
Fairchild Semiconductor International (USA) (1)                                                   3,142,800          52,108
ASM International NV (New York registered) (Netherlands) (1) (2)                                  3,119,100          46,007
Applied Micro Circuits Corp. (USA) (1)                                                            8,500,000          41,395
Cypress Semiconductor Corp. (USA) (1)                                                             2,200,000          38,896
Varian Semiconductor Equipment Associates, Inc. (USA) (1)                                         1,000,000          37,450
Semtech Corp. (USA) (1)                                                                           2,000,000          36,920
Integrated Circuit Systems, Inc. (USA) (1)                                                        1,200,000          36,048
O2Micro International Ltd. (USA) (1)                                                              1,759,500          25,425
Brooks Automation, Inc. (USA) (1)                                                                 1,200,000          25,080
KEC Corp. (South Korea)(2)                                                                          523,540          16,919
PDF Solutions, Inc. (USA) (1) (2)                                                                 1,500,000          16,875
Axcelis Technologies, Inc. (USA) (1)                                                              2,000,000          16,520
ASE Test Ltd. (Taiwan) (1)                                                                        1,500,000          13,035
Faraday Technology Corp. (Taiwan)                                                                 3,539,125           8,244
MKS Instruments, Inc. (USA) (1)                                                                     300,000           6,498
Advanced Energy Industries, Inc. (USA) (1)                                                          211,500           3,991
ASM Pacific Technology Ltd. (Hong Kong)                                                           1,050,000           3,552
MegaChips Corp. (Japan)                                                                             295,000           2,604
Zeevo, Inc., Series C, convertible preferred (USA) (1) (2) (3) (4)                                1,587,301             921
Zeevo, Inc. 5.00% convertible notes 2004 (2)(3)(4)                                               $  398,561             399
Zeevo, Inc., warrants, expire 2008  (1)(2)(3)(4)                                                          3               -
ClearSpeed Technology Ltd. (United Kingdom) (1) (3) (4)                                           2,300,000              28


COMMERCIAL SERVICES & SUPPLIES  -  7.68%
Education Management Corp. (USA) (1)                                                              1,500,000          86,505
Sylvan Learning Systems, Inc. (USA) (1) (2)                                                       2,589,516          70,642
United Rentals, Inc. (USA) (1)                                                                    2,560,000          41,190
S1 Corp. (South Korea)(2)                                                                         2,090,000          40,507
ChoicePoint Inc. (USA) (1)                                                                        1,150,000          38,525
Vedior NV (Netherlands)                                                                           2,948,571          35,987
School Specialty, Inc. (USA) (1) (2)                                                              1,130,000          31,877
Downer EDI Ltd. (Australia)(2)                                                                   51,045,208          30,238
Techem AG (Germany) (1) (2)                                                                       1,413,300          24,356
Arbitron Inc. (USA) (1)                                                                             621,060          21,923
Valassis Communications, Inc. (USA) (1)                                                             800,000          21,120
Imagistics International Inc. (USA) (1)                                                             696,100          20,173
Tetra Tech, Inc. (USA) (1)                                                                        1,000,000          19,910
Kroll Inc. (USA) (1)                                                                              1,000,000          18,600
CoStar Group, Inc. (USA) (1)                                                                        689,700          17,932
Group 4 Falck A/S (Denmark)                                                                         780,000          16,919
Kelly Services, Inc., Class A (USA)                                                                 600,000          14,964
Portfolio Recovery Associates, Inc. (USA) (1)                                                       500,000          12,710
Buhrmann NV (Netherlands)                                                                         1,700,000          12,635
Ionics, Inc. (USA) (1)                                                                              500,000          12,230
Brinks Company (USA)                                                                                700,000          12,152
Duratek, Inc. (USA) (1)                                                                             891,100           7,949
MITIE Group PLC (United Kingdom)                                                                  3,560,000           7,246
DIS Deutscher Industrie Service AG (Germany)                                                        390,000           7,244
Informatics Holdings Ltd. (Singapore)(2)                                                         16,065,000           7,148
Michael Page International PLC (United Kingdom)                                                   2,310,000           5,721
Reliance Security Group PLC (United Kingdom)                                                        440,000           5,117
Oslo Bors Holding ASA (Norway)(3)                                                                   125,000           3,124
Oslo Bors Holding ASA                                                                                31,000             775
Proffice AB, Class B (Sweden)                                                                       900,000           2,495
ZOOTS (USA) (1)(2)(3)(4)                                                                         12,586,913           1,208


MEDIA  -  6.25%
Astral Media Inc., Class A (Canada)                                                               3,349,100          62,118
Gemstar International Group Ltd. (USA) (1)                                                       11,750,000          55,577
Corus Entertainment Inc., Class B, nonvoting (Canada) (1)                                         2,630,000          45,836
SBS Broadcasting SA (Luxembourg) (1) (2)                                                          1,800,000          44,784
UnitedGlobalCom, Inc., Class A (USA) (1)                                                          6,726,675          41,100
CanWest Global Communications Corp. (Canada) (1)                                                  4,729,946          39,113
CanWest Global Communications Corp., nonvoting, Class A (1)                                          14,321             119
EMI Group PLC (United Kingdom)                                                                   15,625,000          38,357
Capital Radio PLC (United Kindgom)                                                                2,412,000          19,156
Modern Times Group MTG AB, Class B (Sweden) (1)                                                     700,000          11,239
Modern Times Group MTG AB 5.50% convertible debenture 2006                                  Euro  7,000,000           7,882
Clear Media Ltd. (Hong Kong) (1) (2)                                                             32,579,000          18,826
Rural Press Ltd. (Australia)                                                                      3,726,466          18,269
Toei Animation Co., Ltd. (Japan)                                                                    290,000          16,114
Sanctuary Group PLC (United Kingdom)(2)                                                          19,470,839          15,528
Fox Kids Europe NV (Netherlands) (1)                                                              2,351,649          14,268
Catalina Marketing Corp. (USA) (1)                                                                  800,000          12,152
Nasionale Pers Beperk, Class N (South Africa)                                                     2,908,534          11,844
Lions Gate Entertainment Corp. (Canada) (1) (2)                                                   2,378,500           7,056
Lions Gate Entertainment Corp., USD denominated (1) (2)                                           1,425,000           4,261
Phoenix Satellite Television Holdings Ltd. (Hong Kong) (1)                                       94,688,000          10,149
Austereo Group Ltd. (Australia)                                                                   9,820,000           9,361
Alliance Atlantis Communications Inc., nonvoting, Class B  (Canada) (1)                             560,000           8,846
Zee Telefilms Ltd. (India)                                                                        2,700,000           7,289
GWR Group PLC (United Kingdom)                                                                    1,250,000           4,439
Woongjin.com Co., Ltd. (South Korea)                                                              1,065,150           2,783
ABS-CBN Holdings Corp. (PDR) (Philippines) (1)                                                    3,500,000           1,548
BKN International AG (Germany) (1)                                                                  244,200             356
Lone Star Research, Inc. (USA) (1)(3)(4)                                                            966,793              10


HOTELS, RESTAURANTS & LEISURE  -  5.35%
Extended Stay America, Inc. (USA) (1) (2)                                                         6,190,000          92,417
Mandalay Resort Group (USA)                                                                       1,062,400          42,082
J D Wetherspoon PLC (United Kingdom) (2)                                                         10,644,724          40,754
IHOP Corp. (USA)                                                                                    915,800          30,084
Triarc Companies, Inc., Class B (USA)                                                             1,900,000          19,760
Triarc Companies, Inc., Class A                                                                     950,000           9,566
Cafe de Coral Holdings Ltd. (Hong Kong) (2)                                                      28,192,000          25,847
Aristocrat Leisure Ltd. (Australia)                                                              19,558,157          25,569
Orient-Express Hotels Ltd., Class A (USA) (1)                                                     1,610,000          25,116
William Hill PLC (United Kingdom)                                                                 4,015,000          20,680
P.F. Chang's China Bistro, Inc. (USA) (1)                                                           437,000          19,818
Luminar PLC (United Kingdom)                                                                      2,000,000          15,984
Stanley Leisure PLC (United Kingdom)                                                              2,740,000          15,661
Steak n Shake Co. (USA) (1)                                                                       1,024,750          15,269
City Centre Restaurants PLC (United Kingdom)                                                      7,710,000           9,447
Pinnacle Entertainment, Inc. (USA) (1)                                                            1,000,000           7,000
California Pizza Kitchen, Inc. (USA) (1)                                                            400,000           6,960
Applebee's International, Inc. (USA)                                                                200,000           6,296
Panera Bread Co., Class A (USA) (1)                                                                 150,000           6,144
Greene King PLC (United Kingdom)                                                                    430,000           6,026
O'Charley's Inc. (USA) (1)                                                                          400,000           5,932
Sky City Ltd. (New Zealand)                                                                       1,094,800           5,662


SPECIALTY RETAIL  -  4.51%
Michaels Stores, Inc. (USA)                                                                       2,650,000         108,014
CarMax, Inc. (USA) (1)                                                                            1,800,000          58,788
Big Lots, Inc. (USA) (1)                                                                          2,771,400          43,816
JJB Sports PLC (United Kingdom)                                                                   6,744,080          29,022
Sharper Image Corp. (USA) (1) (2)                                                                   950,000          21,907
Williams-Sonoma, Inc. (USA) (1)                                                                     750,000          20,235
Payless ShoeSource, Inc. (USA) (1)                                                                1,425,000          18,439
Culture Convenience Club Co., Ltd. (Japan)                                                        1,686,100          15,081
KOMERI Co., Ltd. (Japan)                                                                            567,100          14,078
DFS Furniture Co. PLC (United Kingdom)                                                            1,545,300          10,527
Nobia AB (Sweden)                                                                                 1,255,000          10,116
Miller's Retail Ltd. (Australia)                                                                  7,650,000           9,324
Chico's FAS, Inc. (USA) (1)                                                                         235,000           7,200
Lithia Motors, Inc., Class A (USA)                                                                  325,000           6,490
Restoration Hardware, Inc. (USA) (1)                                                                713,000           4,143
Carpetright PLC (United Kingdom)                                                                    307,213           4,017


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  4.22%
Venture Corp. Ltd. (Singapore)                                                                    7,099,600          82,048
Kingboard Chemical Holdings Ltd. (Hong Kong)(2)                                                  34,662,000          36,702
Kingboard Chemical Holdings Ltd., warrants, expire 2003 (1) (2)                                   2,772,000             859
Renishaw PLC (United Kingdom)                                                                     3,630,308          33,597
National Instruments Corp. (USA)                                                                    825,000          33,206
Citizen Electronics Co., Ltd. (Japan)                                                               368,600          27,749
Orbotech Ltd. (Israel) (1)                                                                        1,316,500          26,909
Rogers Corp. (USA) (1) (2)                                                                          856,800          26,578
Vaisala Oyj, Class A (Finland)                                                                      876,095          21,426
Micronic Laser Systems AB (Sweden) (1) (2)                                                        2,638,952          18,888
Littelfuse, Inc. (USA) (1)                                                                          800,000          18,400
Hana Microelectronics PCL (Thailand)                                                              4,991,400          11,730
Hankuk Electric Glass Co., Ltd. (South Korea)                                                       119,810           7,932
TTM Technologies, Inc. (USA) (1)                                                                    450,000           6,426
Jahwa Electronics Co., Ltd. (South Korea)                                                           540,000           3,862


INTERNET SOFTWARE & SERVICES  -  3.80%
DoubleClick Inc. (USA) (1)                                                                        6,514,400          70,160
CNET Networks, Inc. (USA) (1)                                                                     7,000,000          49,560
Ask Jeeves, Inc. (USA) (1)                                                                        2,800,000          48,720
InfoSpace.com, Inc. (USA) (1) (2)                                                                 2,005,000          40,922
RealNetworks, Inc. (USA) (1)                                                                      4,000,000          26,200
Retek Inc. (USA) (1)                                                                              2,500,000          16,875
FindWhat.com (USA) (1)                                                                              900,000          15,552
EarthLink, Inc. (USA) (1)                                                                         1,577,300          12,981
Homestore, Inc. (USA) (1)                                                                         4,600,000          12,742
MatrixOne, Inc. (USA) (1) (2)                                                                     2,500,000          12,325
LookSmart, Ltd. (USA) (1)                                                                         3,000,000           9,420
Autobytel Inc. (USA) (1)                                                                            496,600           4,728
Orbiscom Ltd. (Ireland) (1)(3)(4)                                                                 3,905,874             453
Meet World Trade, Series C, convertible preferred (USA) (1)(3)(4)                                   389,416             362
Muse Prime Software, Inc., Series B, convertible preferred (USA) (1)(2)(3)(4)                     1,770,000             230
ProcurePoint Travel Solutions Inc., Series B, convertible preferred (USA) (1)(3)(4)                 514,933              50



BIOTECHNOLOGY  -  3.26%
Amylin Pharmaceuticals, Inc. (USA) (1)                                                            2,959,400          83,573
IDEXX Laboratories, Inc. (USA) (1)                                                                  869,700          36,954
Neurocrine Biosciences, Inc. (USA) (1)                                                              600,000          29,712
Q-Med AB (Sweden) (1) (2)                                                                         1,610,000          29,691
NPS Pharmaceuticals, Inc. (USA) (1)                                                                 905,900          25,229
ImClone Systems Inc. (USA) (1)                                                                      400,000          15,488
Transkaryotic Therapies, Inc. (USA) (1)                                                           1,208,300          12,627
QIAGEN NV (Netherlands) (1)                                                                       1,176,500          12,494
InterMune Inc. (USA) (1)                                                                            600,000          11,448
OSI Pharmaceuticals, Inc. (USA) (1)                                                                 287,000           9,319
Alkermes, Inc. (USA) (1)                                                                            500,000           6,860
Vical Inc. (USA) (1)                                                                                282,000           1,641
Control Delivery Systems Inc., Series A, convertible preferred (USA) (1)(3) (4)                      55,824             750


COMMERCIAL BANKS  -  2.91%
Pusan Bank (South Korea)(2)                                                                       9,520,500          45,446
Cathay Bancorp, Inc. (USA) (2)                                                                    1,015,000          44,914
Fulton Financial Corp. (USA)                                                                      1,540,350          30,930
Daegu Bank, Ltd. (South Korea)                                                                    6,606,100          27,995
ICICI Bank Ltd. (India)                                                                           5,584,503          24,973
Southwest Bancorporation of Texas, Inc. (USA)                                                       510,000          18,620
Citizens Banking Corp. (USA)                                                                        549,900          14,523
Republic Bancshares Inc. (USA)                                                                      506,400          14,463
Korea Exchange Bank (South Korea) (1)                                                             3,540,140          14,247
Southern Financial Bancorp, Inc. (USA)                                                              240,350           9,465


SOFTWARE  -  2.66%
Novell, Inc. (USA) (1)                                                                           13,658,130          72,798
Creo Inc., USD denominated (Canada) (1) (2)                                                       2,486,000          26,227
Creo Inc.(1) (2)                                                                                    430,000           4,503
Borland Software Corp. (USA) (1)                                                                  2,925,000          26,939
Documentum, Inc. (USA) (1)                                                                        1,000,000          21,310
Manhattan Associates, Inc. (USA) (1)                                                                800,000          20,712
Macromedia, Inc. (USA) (1)                                                                          800,000          19,792
Lawson Software, Inc. (USA) (1)                                                                   1,405,000           9,961
Mentor Graphics Corp. (USA) (1)                                                                     500,000           8,765
Fair Isaac Corp. (formerly Fair, Isaac and Company, Inc.) (USA)                                     100,000           5,896
Jack Henry & Associates, Inc. (USA)                                                                 320,000           5,565
Infoteria Corp. (Japan) (1)(2)(3)(4)                                                                  2,672           1,497
SuSE Linux AG (Germany) (1)(3)(4)                                                                    75,626             290
diCarta (USA) (1)(3)(4)                                                                             103,135             105
Monterey Design Systems Inc. (formerly Monterey Design Systems Inc.,                                100,000              90
    Series E, convertible preferred) (USA) (1)(3)(4)
MMC AS (Norway) (1)(3)(4)                                                                         4,150,000               6
Aspen Technology, Inc., warrants, expire 2007 (USA) (1)(3)(4)                                        84,060               -


HEALTH CARE PROVIDERS & SERVICES  -  2.64%
Rhon-Klinikum AG (Germany)                                                                          863,800          40,114
Rhon-Klinikum AG, nonvoting preferred                                                               561,300          24,560
American Healthways, Inc. (USA) (1) (2)                                                             850,000          35,691
Service Corp. International (USA) (1)                                                             7,000,000          31,990
Centene Corp. (USA) (1)                                                                             812,500          24,692
Odyssey HealthCare, Inc. (USA) (1)                                                                  751,875          22,421
Sonic Healthcare Ltd. (Australia)                                                                 2,615,800          11,951
Ramsay Health Care Ltd. (Australia)                                                               3,450,000          10,219
AMERIGROUP Corp. (USA) (1)                                                                          188,900           8,431
Triad Hospitals, Inc. (USA) (1)                                                                     250,000           7,570
LifePoint Hospitals, Inc. (USA) (1)                                                                 225,000           5,411


PHARMACEUTICALS  -  2.61%
Medicis Pharmaceutical Corp., Class A (USA)                                                       1,055,000          61,823
Recordati SpA (Italy)(2)                                                                          2,652,000          45,796
ICN Pharmaceuticals, Inc. (USA)                                                                   2,400,000          41,184
MGI PHARMA, Inc. (USA) (1)                                                                          600,000          23,556
Inspire Pharmaceuticals, Inc. (USA) (1)                                                           1,250,000          21,500
Penwest Pharmaceuticals Co. (USA) (1)                                                               500,000          10,750
Eon Labs, Inc (USA) (1)                                                                             275,000          10,546
NexMed, Inc. (USA) (1)                                                                            1,100,000           4,455
NexMed, Inc. (1) (3)                                                                                152,355             617
NexMed, Inc., warrants, expire 2004 (1)(3)(4)                                                        30,471              39
Generex Biotechnology Corp., warrants, expire 2005 (USA) (1)(3)(4)                                  164,467               -


OIL & GAS  -  2.49%
Western Oil Sands Inc., Class A (Canada) (1)                                                      1,320,000          26,431
Patina Oil & Gas Corp. (USA)                                                                        660,000          23,918
Quicksilver Resources Inc. (USA) (1)                                                                810,000          19,788
First Calgary Petroleums Ltd., GBP denominated (Canada) (1)                                       4,800,000          15,073
First Calgary Petroleums Ltd. (1)                                                                 1,376,000           4,347
Premcor Inc. (USA) (1)                                                                              778,112          18,029
Encore Acquisition Co. (USA) (1)                                                                    715,000          15,408
Canadian Oil Sands Trust (Canada)                                                                   514,720          14,964
Venture Production Company Ltd.  (United Kingdom) (1) (2)                                         6,500,000          14,256
OPTI Canada Inc., Class C (Canada) (1)(3)(4)                                                      1,099,000          12,429
Sibir Energy PLC (United Kingdom) (1)                                                            35,784,282           9,662
Tullow Oil PLC (Ireland) (1)                                                                      7,734,133           9,618
Tsakos Energy Navigation Ltd. (Norway)                                                              669,500           9,574
Australian Worldwide Exploration Ltd. (Australia) (1)                                            10,000,000           7,694
Penn West Petroleum Ltd. (Canada) (1)                                                               225,000           7,632
InterOil Corp. (Canada) (1)(3)                                                                       81,700           1,990


CHEMICALS  -  1.95%
Millennium Chemicals Inc. (USA)(2)                                                                3,995,000          38,152
Asian Paints (India) Ltd. (India)                                                                 4,789,500          31,797
Cambrex Corp. (USA)(2)                                                                            1,300,000          29,510
Georgia Gulf Corp. (USA)                                                                            800,000          18,680
Hyosung Corp. (South Korea)(2)                                                                    1,773,200          16,682
Ferro Corp. (USA)                                                                                   700,000          14,952
Valspar Corp. (USA)                                                                                 237,000          11,056
Crompton Corp. (USA)                                                                                671,200           3,900


HEALTH CARE EQUIPMENT & SUPPLIES  -  1.84%
ResMed Inc (USA) (1)                                                                                451,000          19,835
ResMed Inc, AUD denominated (1)                                                                     750,000           3,253
Cochlear Ltd. (Australia)                                                                         1,037,000          22,157
Kobayashi Pharmaceutical Co., Ltd. (Japan)                                                          538,200          12,541
Kobayashi Pharmaceutical Co., Ltd. (1) (4) (5)                                                      269,100           6,270
Wilson Greatbatch Technologies, Inc. (USA) (1)                                                      465,800          16,792
Tecan Group Ltd., Mannedorf (Switzerland)                                                           493,242          16,670
Nobel Biocare Holding AG (Switzerland)                                                              168,000          14,656
Coloplast A/S, Class B (Denmark)                                                                    137,000          11,499
Straumann Holding AG (Switzerland)                                                                   74,000           7,747
TriPath Imaging, Inc. (USA) (1)                                                                     886,242           7,710
Aspect Medical Systems, Inc. (USA) (1)                                                              562,000           5,772
Moulin International Holdings Ltd. (Hong Kong)                                                    6,000,000           3,525
Lumenis Ltd. (Israel) (1) (2)                                                                     2,270,000           3,042
MedSource Technologies, Inc. (USA) (1)                                                              400,000           1,996
Vision-Sciences, Inc. (USA) (1)                                                                     984,500           1,713


FOOD PRODUCTS  -  1.81%
Nestle India Ltd. (India)                                                                         3,874,650          49,689
IOI Corp. Bhd. (Malaysia)                                                                        20,000,000          32,368
Lindt & Sprungli AG, participation certificate (Switzerland)                                         19,166          13,929
Lindt & Sprungli AG                                                                                   1,694          12,915
Burns, Philp & Co. Ltd. (Australia) (1)                                                          39,624,066          18,886
Interstate Bakeries Corp. (USA)                                                                     800,000          12,000
DyDo Drinco (Japan)                                                                                 350,000           7,701
Binggrae Co., Ltd. (South Korea)                                                                    495,000           5,519


FOOD & STAPLES RETAILING  -  1.74%
Performance Food Group Co. (USA) (1) (2)                                                          2,935,000         119,484
Cawachi Ltd. (Japan)                                                                                219,000          16,212
Whole Foods Market, Inc. (USA) (1)                                                                  200,000          11,036


BUILDING PRODUCTS  -  1.69%
Uponor Oyj (Finland)                                                                              1,470,050          34,991
Geberit AG (Switzerland)                                                                             65,901          24,497
Noritz Corp. (Japan)                                                                              1,460,000          20,007
Royal Group Technologies Ltd. (Canada) (1)                                                        1,846,000          16,565
Masonite International Corp. (Canada) (1)                                                           635,000          15,018
Kumgang Korea Chemical Co., Ltd. (South Korea)                                                      145,000          12,252
York International Corp. (USA)                                                                      300,000          10,377
Ultraframe PLC (United Kingdom)                                                                   1,575,000           9,041


HOUSEHOLD DURABLES  -  1.67%
Yankee Candle Company, Inc. (USA) (1) (2)                                                         2,769,600          70,569
Ekornes ASA (Norway)(2)                                                                           1,725,598          27,693
Rational AG (Germany)                                                                               272,100          12,652
Palm Harbor Homes, Inc. (USA) (1)                                                                   663,906          11,373
Fisher & Paykel Appliances Holdings Ltd. (New Zealand)                                            1,043,000           8,958
Rinnai Corp. (Japan)                                                                                230,000           5,741
Compass East Industry (Thailand) PCL (Thailand)                                                   9,000,000           4,500


METALS & MINING  -  1.51%
CONSOL Energy Inc. (USA)                                                                          1,000,000          18,580
Wheaton River Minerals Ltd. (Canada) (1)(3)                                                       7,275,500          14,515
Wheaton River Minerals Ltd., warrants, expire 2007 (1)(3)                                         2,379,500           2,294
Wheaton River Minerals Ltd., warrants, expire 2008 (1)(3)                                           441,250             327
First Quantum Minerals Ltd. (Canada) (1)                                                          2,540,000          15,258
Yanzhou Coal Mining Co. Ltd., Class H (China)                                                    26,400,000          14,829
Gabriel Resources Ltd. (Canada) (1)                                                               6,160,000          14,710
Peter Hambro Mining PLC (United Kingdom) (1)                                                      1,726,011          10,611
Hindalco Industries Ltd. (India)                                                                    500,000          10,060
Northern Orion Resources Inc. (Canada) (1)(3)                                                     4,200,000           6,292
Northern Orion Resources Inc., warrants, expires 2008  (1)(3)                                     2,100,000           1,246
Haganas AB, Class B (Sweden)                                                                        260,000           5,449
Thistle Mining Inc. (Canada) (1)                                                                  6,264,309           2,602
Thistle Mining Inc., GBP denominated (1)                                                          4,525,000           1,880
Thistle Mining Inc., warrants, expire 2004 (1)(3)(4)                                                750,000              19
Bema Gold Corp. (Canada) (1)(3)                                                                   1,500,000           3,805
Kenmare Resources PLC (Ireland) (1)                                                               7,200,000           2,165
Kenmare Resources PLC (1)(3)                                                                      2,500,000             752
America Mineral Fields Inc. (Canada) (1)(3)                                                       2,625,000           2,394
Navan Mining PLC (United Kingdom) (1)(2)(4)                                                      13,800,000               0


TRANSPORTATION INFRASTRUCTURE  -  1.44%
Zhejiang Expressway Co. Ltd., Class H (China)                                                    75,000,000          42,371
SembCorp Logistics Ltd. (Singapore)                                                              39,605,200          38,447
Jiangsu Expressway Co. Ltd., Class H (China)                                                     79,250,000          34,027
Anhui Expressway Co. Ltd., Class H (China)                                                       24,000,000           7,051


COMMUNICATIONS EQUIPMENT  -  1.17%
Polycom, Inc. (USA) (1)                                                                           2,950,000          48,999
CIENA Corp. (USA) (1)                                                                             3,900,000          23,049
Ixia (USA) (1)                                                                                    1,305,000          14,119
Brocade Communications Systems, Inc. (USA) (1)                                                    1,470,000           7,673
Cambridge Silicon Radio, Series II, convertible preferred                                         1,512,607           5,037
  (United Kingdom) (1)(3)(4)


THRIFTS & MORTGAGE FINANCE  -  1.15%
Housing Development Finance Corp. Ltd. (India)                                                    2,212,480          24,128
Hudson River Bancorp, Inc. (USA)                                                                    718,100          23,073
Saxon Capital, Inc. (USA) (1)                                                                     1,200,000          20,568
Federal Agricultural Mortgage Corp., Class C (USA) (1)                                              630,000          17,010
IndyMac Bancorp, Inc. (USA)                                                                         550,000          12,743


REAL ESTATE  -  1.08%
Central Pattana Public Co., Ltd. (Thailand)                                                      16,413,400          19,696
Unibail Holding (France)                                                                            222,000          17,484
Corrections Corporation of America (USA) (1)                                                        700,000          17,269
FelCor Lodging Trust Inc. (USA)                                                                   1,300,000          13,468
Ascendas Real Estate Investment Trust (Singapore)                                                12,400,000           7,523
Golden Land Property Development PLC, non-voting                                                 20,000,000           6,800
  depositary receipt (Thailand) (1)
Gladstone Commercial Corp. (USA) (1) (2)                                                            428,000           6,313
Shanghai Real Estate Ltd. (Hong Kong)                                                            33,842,000           2,404

AIRLINES  -  1.04%
WestJet Airlines Ltd. (Canada) (1)                                                                2,866,000          51,649
AMR Corp. (USA) (1)                                                                               3,200,000          36,640


ENERGY EQUIPMENT & SERVICES  -  0.92%
Rowan Companies, Inc. (USA) (1)                                                                     770,600          18,941
China Oilfield Services Ltd., Class H (China)                                                    60,637,100          15,661
Enerflex Systems Ltd. (Canada)                                                                      895,000          11,118
FMC Technologies, Inc. (USA) (1)                                                                    350,000           7,497
Ramco Energy PLC (United Kingdom) (1)                                                             1,140,000           6,914
Newpark Resources, Inc. (USA) (1)                                                                 1,500,000           6,450
Hydril Co. (USA) (1)                                                                                317,500           6,433
Cie. Generale de Geophysique (France) (1)                                                           215,000           4,879


CONSTRUCTION & ENGINEERING  -  0.87%
Daelim Industrial Co., Ltd. (South Korea)                                                         1,536,640          32,393
Hyundai Development Co. (South Korea)                                                             2,600,000          22,422
LG Engineering & Construction Co., Ltd. (South Korea)                                             1,100,000          18,685


CONSTRUCTION MATERIALS  -  0.86%
Associated Cement Companies Ltd. (India)                                                          8,250,000          36,695
Hanil Cement Co., Ltd. (South Korea) (2)                                                            447,000          18,924
Anhui Conch Cement Co. Ltd., Class H (China)                                                     23,000,000          17,078


COMPUTERS & PERIPHERALS  -  0.83%
Hutchinson Technology Inc. (USA) (1) (2)                                                          1,300,000          43,030
High Tech Computer Corp. (Taiwan)                                                                 3,804,960          13,831
Anoto Group AB (Sweden) (1) (2)                                                                   6,623,244           7,602
Opticom ASA (Norway) (1)                                                                            553,600           5,661


INSURANCE  -  0.72%
China Insurance International Holdings Co. Ltd. (Hong Kong)                                      36,408,000          21,861
LG Insurance Co., Ltd. (South Korea)(2)                                                           3,000,000          12,413
Hilb, Rogal and Hamilton Co. (USA)                                                                  355,000          11,019
Euler Hermes SA (France)                                                                            220,051           8,447
First American Corp. (USA)                                                                          300,000           7,470


INTERNET & CATALOG RETAIL  -  0.70%
drugstore.com, inc. (USA) (1)                                                                     2,830,700          21,655
Internet Auction Co. Ltd. (South Korea) (1)                                                         400,000          17,247
1-800-FLOWERS.COM, Inc., Class A (USA) (1)                                                        1,300,000           9,776
Alloy, Inc. (USA) (1)                                                                             1,304,000           7,302
RedEnvelope, Inc. (formerly RedEnvelope, Inc., Series E and F,                                      257,665           3,067
  convertible preferred)(USA)(1)(3)(4)



BEVERAGES  -  0.67%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)                                            2,160,000,000          25,719
Cott Corp. (Canada) (1)                                                                           1,080,000          25,246
Robert Mondavi Corp., Class A (USA) (1)                                                             193,200           5,985


WIRELESS TELECOMMUNICATION SERVICES  -  0.61%
GLOBE TELECOM, Inc. (Philippines)                                                                 1,127,500          14,294
Tele Celular Sul Participacoes SA, preferred nominative (ADR) (Brazil)                            1,132,400          10,633
Tele Celular Sul Participacoes SA, ordinary nominative                                        2,247,692,036           1,675
Nextel Partners, Inc., Class A (USA) (1)                                                          1,400,000          10,990
Tele Nordeste Celular Participacoes SA, preferred nominative (ADR) (Brazil)                         401,700           8,114
Mobistar NV (Belgium) (1)                                                                           102,500           5,165
Total Access Communication PCL (Thailand) (1)                                                       667,700           1,008


IT SERVICES  -  0.60%
Baycorp Advantage Ltd. (Australia)(1)(2)                                                         13,892,100          21,567
Teleca AB, Class B (Sweden)                                                                       2,893,241          16,939
iPayment, Inc. (USA) (1)                                                                            300,000           6,828
Titan Corp. (USA) (1)                                                                               273,400           5,698


MACHINERY  -  0.58%
Cummins Inc. (USA)                                                                                  400,000          17,772
Kaulin Manufacturing Co. Ltd. (Taiwan)                                                            4,915,000           7,876
Seco Tools AB, Class B (Sweden)                                                                     225,000           7,472
ZENON Environmental Inc. (Canada) (1)                                                               575,000           6,652
Spirax-Sarco Engineering PLC (United Kingdom)                                                       500,000           4,520
Munters AB (Sweden)                                                                                 130,000           2,817
LTG Technologies PLC (United Kingdom) (1) (2)                                                    17,785,714           2,308



TEXTILES, APPAREL & LUXURY GOODS  -  0.57%
Phillips-Van Heusen Corp. (USA)                                                                   1,300,000          19,513
Columbia Sportswear Co. (USA) (1)                                                                   250,000          13,188
Cheil Industries Inc. (South Korea)                                                                 750,000           8,395
Nien Hsing Textile Co., Ltd. (Taiwan)                                                             7,000,000           7,104


DIVERSIFIED FINANCIAL SERVICES  -  0.50%
GATX Corp. (USA)                                                                                    950,000          20,093
Hong Kong Exchanges and Clearing Ltd. (Hong Kong)                                                 5,554,000          11,834
TSX Group Inc. (Canada)                                                                             437,200          10,538



TRADING COMPANIES & DISTRIBUTORS  -  0.47%
MSC Industrial Direct Co., Inc., Class A (USA)                                                      992,500          20,694
Hughes Supply, Inc. (USA)                                                                           575,000          18,659


CONTAINERS & PACKAGING  -  0.39%
Owens-Illinois, Inc. (USA) (1)                                                                    1,650,000          18,843
Hung Hing Printing Group Ltd. (Hong Kong)                                                        17,199,000          14,214


GAS UTILITIES  -  0.35%
Xinao Gas Holdings Ltd. (Hong Kong) (1) (2)                                                      37,300,000          17,581
International Energy Group Ltd. (United Kingdom)(2)                                               4,640,000          11,950


ELECTRICAL EQUIPMENT  -  0.35%
BYD Co. Ltd., Class H (China)                                                                     4,000,000           9,917
Bharat Heavy Electricals Ltd. (India)                                                               852,700           7,523
Korea Electric Terminal Co., Ltd. (South Korea)                                                     350,000           6,052
Gamesa Corporacion Technologica, SA  (Spain) (1)                                                    143,000           3,417
Moatech Co., Ltd. (South Korea)                                                                     266,000           2,526


AUTO COMPONENTS  -  0.33%
Cheng Shin Rubber (Xiamen) Ind., Ltd. (Taiwan)                                                   18,750,000          24,091
Nokian Renkaat Oyj (Finland)                                                                         60,000           3,661


PAPER & FOREST PRODUCTS  -  0.28%
M-real Oyj, Class B (Finland)                                                                     2,610,000          23,815


ROAD & RAIL  -  0.27%
Container Corp. of India Ltd. (India)                                                             2,033,457          22,536


OTHER  -  1.73%
WD-40 Co. (USA)                                                                                     640,900          20,310
MEDION AG (Germany)                                                                                 476,600          18,713
American Capital Strategies, Ltd. (USA)                                                             600,000          14,916
Grasim Industries Ltd. (India)                                                                      951,284          13,860
Cleco Corp. (USA)                                                                                   700,000          11,438
Warehouse Group Ltd. (New Zealand)                                                                3,150,000          10,335
Perusahaan Perseroan (Persero) PT Indonesian Satellite                                              850,000           9,605
   Corp. Tbk (ADR) (Indonesia)
Wilh. Wilhelmsen ASA, Class A (Norway)                                                              399,800           8,403
Zebra Technologies Corp., Class A (USA)(1)                                                          135,000           6,962
JCG Holdings Ltd. (Hong Kong)                                                                     7,990,000           5,726
Engineered Support Systems, Inc. (USA)                                                               91,700           5,548
TECMO, Ltd. (Japan)                                                                                 450,000           4,440
China Shipping Development Co. Ltd., Class H (China)                                              8,142,000           3,995
Wan Hai Lines Ltd. (Taiwan)                                                                       4,247,600           3,832
Maruti Udyog Ltd. (India) (1)                                                                       750,000           3,814
Hero Honda Motors Ltd. (India)                                                                      500,000           3,375
Cogent Communications, Inc., Series C, convertible preferred (USA) (1)(3)(4)                      4,973,129             486
Cogent Communications, Inc., Series B, convertible preferred  (1)(3)(4)                           1,098,901             139
Multiplex, Inc., Series C, convertible preferred (USA) (1)(3)(4)                                  1,358,696             223


Miscellaneous  -  4.99%
Other equity securities in initial period of acquisition                                                            422,029

Total equity securities (cost: $6,604,536,000)                                                                    7,777,879


                                                                                                   Principal        Market
                                                                                                     amount          value
Short-term securities                                                                                 (000)          (000)

Corporate short-term notes  -  6.78%
Spintab AB (Swedmortgage) 1.06%-1.07% due 11/21-12/11/2003                                          $50,100         $50,002
BMW U.S. Capital Corp. 1.04% due 10/21/2003                                                          50,000          49,970
Toyota Motor Credit Corp. 1.05% due 10/10-11/6/2003 (3)                                              50,000          49,967
Shell Finance (U.K.) 1.04% PLC due 11/7/2003                                                         29,600          29,567
Shell Finance (U.K.) 1.01% PLC due 10/1/2003 (3)                                                     20,400          20,399
American Honda Finance Corp. 1.03%-1.04% due 10/22-10/28/2003                                        50,000          49,963
Aventis S.A. 1.05%-1.07% due 10/20-12/5/2003 (3)                                                     50,000          49,924
Rabobank Nederland NV 1.05% due 12/16/2003                                                           50,000          49,887
Nestle Capital Corp 1.04% due 10/15/2003 (3)                                                         28,600          28,587
Electricite de France 1.03% due 10/7/2003                                                            25,000          24,995
Rio Tinto PLC 1.05%-1.06% due 10/7-10/8/2003 (3)                                                     25,000          24,994
Dexia Delaware 1.04% LLC due 10/22/2003                                                              25,000          24,984
Gaz de France 1.04% due 11/4/2003                                                                    25,000          24,975
Bank of Ireland 1.07% due 11/5/2003 (3)                                                              25,000          24,973
Credit Lyonnais N.A. Inc. 1.04% due 10/16/2003                                                       24,700          24,689
ANZ (Delaware) Inc. 1.01% due 10/6/2003                                                              22,600          22,596
Stadshypotek Delaware Inc. 1.08% due 10/14/2003 (3)                                                  22,500          22,491


Certificates of deposit  -  0.89%
Royal Bank of Scotland PLC 1.07%-1.08% due 11/5-12/17/2003                                           50,000          50,000
Svenska Handelsbanken Inc. 1.07% due 11/26/2003                                                      25,000          25,000


U.S. Treasuries  -  0.49%
U.S. Treasury Bills 0.85%-0.935% due 10/9-11/20/2003                                                 41,250          41,210



Total short-term securities (cost: $689,177,000)                                                                    689,173

Total investment securities (cost: $7,293,713,000)                                                                8,467,052

New Taiwanese Dollar (cost: $4,244,000)                                                          NT$141,073           4,186

Other assets less liabilities                                                                                       (18,273)

Net assets                                                                                                       $8,452,965



(1)  Security did not produce income during the last 12 months.
(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(4) Valued under fair value procedures adopted by authority of the Board of Directors.
(5)  This security has been authorized but has not yet been issued.

ADR = American Depositary Receipts
PDR = Philippine Depositary Receipts

The  descriptions of the companies  shown in the portfolio,  which were obtained
from  published  reports  and  other  sources  believed  to  be  reliable,   are
supplemental and are not covered by the Independent Auditors' Report.

See Notes to Financial Statements


EQUITY SECURITIES APPEARING IN THE PORTFOLIO SINCE MARCH 31, 2003

Alkermes
American Mineral Fields
AMR
ASE Test
Ask Jeeves
Australian Worldwide Exploration
Autobytel
Axcelis Technologies
Bema Gold
Bharat Heavy Electricals
Binggrae
Borland Software
Brinks
Brocade Communications Systems
Brooks Automation
California Pizza Kitchen
Carpetright
Catalina Marketing
Cathay Bancorp
Cheng Shin Rubber (Xiamen) Ind.
China Insurance International Holdings
China Oilfield Services
China Shipping Development
Cie. Generale de Geophysique
Cleco
CNET Networks
Cochlear
Compass East Industry (Thailand)
CONSOL Energy
Container Corp. of India
Corrections Corporation of America
Documentum
Downer EDI
drugstore.com
EMI Group
Engineered Support Systems
Fairchild Semiconductor International
FelCor Lodging Trust
FindWhat.com
First Calgary Petroleums
GATX
Gladstone Commercial
Golden Land Property Development
Grasim Industries
Greene King
GWR Group
Hanil Cement
Hero Honda Motors
Hindalco Industries
Hughes Supply
ICN Pharmaceuticals
IHOP
IndyMac Bancorp
InfoSpace.com
InterOil
Interstate Bakeries
iPayment
Jack Henry & Associates
Jahwa Electronics
Kaulin Manufacturing
Kelly Services
Kenmare Resources
Korea Electric Terminal
Lawson Software
LG Insurance
LookSmart
Manhattan Associates
Maruti Udyog
Masonite International
MatrixOne
MGI PHARMA
Millennium Chemicals
Moatech
Moulin International Holdings
Nextel Partners
Nien Hsing Textile
Nokian Renkaat
Northern Orion Resources
O'Charley's
OPTI Canada
Owens-Illinois
Patina Oil & Gas
Penwest Pharmaceuticals
Portfolio Recovery Associates
QIAGEN
Quicksilver Resources
RealNetworks
Retek
Royal Group Technologies
Seco Tools
Sonic Healthcare
Southwest Bancorporation of Texas
Stanley Leisure
Straumann Holding
Tecan Group
Total Access Communication
TSX Group
TTM Technologies
United Rentals
Valassis Communications
Varian Semiconductor Equipment Associates
Wan Hai Lines
Warehouse Group
Wilh. Wilhelmsen
Zee Telefilms


EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE MARCH 31, 2003

Accton Technology
AFC Enterprises
Ameristar Casinos
Arthur J. Gallagher
Ashtead Group
Avigen
Bally Total Fitness Holding
Barnes & Noble
Bonavista Petroleum
Business Objects
Cadence Design Systems
Cadiz
Cairn Energy
Caliper Technologies
Career Education
Centerpulse
Cheil Communications
CIMA LABS
Claire's Stores
Continental Airlines
Cooper Companies
dELiA*s
Digitas
E-LOAN
Emmis Communications
Everlight Chemical Industrial
Fairmont Hotels & Resorts
Fidelity National Information Solutions
Fitness First
Genetronics Biomedical
Gray Television
Groupe
Gunnebo
Highpoint Telecommunications
ICON
Incisive Media
Integrated Production and Test Engineering
International Game Technology
Ivanhoe Energy
J.D. Edwards
Korea Gas
KOSE
Kyowa Exeo
Leefung-Asco Printers Holdings
LendingTree
Mandarin Oriental International
Melexis
Mercury Computer Systems
Microlife
M.I.M. Holdings
Neptune Orient Lines
NetRatings
Neurobiological Technologies
New Focus
Newhall Land and Farming
99 Cents Only Stores
Novus Petroleum
Oil Search
OM Group
OPNET Technologies
Overstock.com
Overture Services
Pacific Northwest Bancorp
Paladin Resources
Philadelphia Consolidated Holding
Pogo Producing
PT Indofood Sukses Makmur
Radio One
Reinsurance Group of America
Robert Walters
Scios
Sealed Air
SGL Carbon
Sindo Ricoh
Sixt
Software
Solutia
Sumitomo Forestry
SwitchCore
TECHNE
Test-Rite International
Texwinca Holdings
Transgenomic
Ubizen
UMB Financial
Urologix
Vail Resorts
Verisity
Village Roadshow
Western Gas Resources
Westwood One
YM BioSciences
Zenith National Insurance



FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2003

                     (dollars and shares in thousands, except per-share amounts)
ASSETS:
 Investment securities at market:
   Unaffiliated issuers (cost: $5,862,992)         $6,936,719
   Affiliated issuers (cost: $1,430,721)            1,530,333       $8,467,052
 Cash denominated in non-U.S. currencies
   (cost: $4,244)                                                        4,186
 Cash                                                                    1,828
 Receivables for:
   Sales of investments                                44,211
   Sales of fund's shares                              15,555
   Dividends and interest                               7,617           67,383
                                                                     8,540,449
LIABILITIES:
 Payables for:
   Purchases of investments                            64,433
   Repurchases of fund's shares                        10,797
  Investment advisory services                          4,735
   Services provided by affiliates                      2,800
   Deferred Directors' compensation                       643
   Other fees and expenses                              4,076           87,484
NET ASSETS AT SEPTEMBER 30, 2003                                    $8,452,965

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                         $9,720,727
 Accumulated net investment loss                                       (20,150)
 Accumulated net realized loss                                      (2,417,417)
 Net unrealized appreciation                                         1,169,805
NET ASSETS AT SEPTEMBER 30, 2003                                    $8,452,965

TOTAL AUTHORIZED CAPITAL STOCK - 800,000 SHARES,$0.01 PAR VALUE

                                                  Shares          Net asset
                              Net assets        outstanding    value per share

Class A                       $7,832,765           337,370        $23.22
Class B                          201,222             8,905        22.60
Class C                          124,337             5,517        22.54
Class F                           56,950             2,459        23.16
Class 529-A                       42,457             1,827        23.24
Class 529-B                       10,214               446        22.88
Class 529-C                       19,479               851        22.89
Class 529-E                        2,636               114        23.09
Class 529-F                        2,852               123        23.20
Class R-1                          2,026                88        23.00
Class R-2                         45,889             1,995        23.00
Class R-3                         30,407             1,315        23.12
Class R-4                         10,018               431        23.22
Class R-5                         71,713             3,074        23.33

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $24.64 and $24.66, respectively.


See Notes to Financial Statements

STATEMENT OF OPERATIONS for the year ended September 30, 2003
                                                         (dollars in thousands)
INVESTMENT INCOME:
 Income:
   Interest                                            $9,415
   Dividends (net of non-U.S. withholding
            tax of $6,438; also includes
            $11,736 from affiliates)                   68,468          $77,883

 Fees and expenses:
   Investment advisory services                        47,110
   Distribution services                               19,309
   Transfer agent services                             12,655
   Administrative services                                754
   Reports to shareholders                                571
   Registration statement and prospectus                  269
   Postage, stationery and supplies                     1,458
   Directors' compensation                                293
   Auditing and legal                                     250
   Custodian                                            1,550
   State and local taxes                                  182
   Other                                                  124
   Total expenses before reimbursement                 84,525
   Reimbursement of expenses                              165           84,360
 Net investment loss                                                    (6,477)

NET REALIZED LOSS AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized loss on:
   Investments (including $232,441                   (246,930)
net loss from affiliates)
   Non-U.S. currency transactions                        (456)        (247,386)
 Net unrealized appreciation (depreciation) on:
   Investments                                      2,282,537
   Non-U.S. currency translations                      (3,455)       2,279,082
   Net realized loss and
    unrealized appreciation
    on investments and non-U.S. currency                             2,031,696
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                    $2,025,219




STATEMENT OF CHANGES IN NET ASSETS                       (dollars in thousands)

                                                         Year ended September 30
                                                             2003        2002
OPERATIONS:
 Net investment loss                                      $ (6,477)   $ (27,698)
 Net realized loss on investments and
   non-U.S. currency transactions                         (247,386)  (1,019,399)
 Net unrealized appreciation
   on investments and non-U.S. currency translations     2,279,082      682,878
   Net increase (decrease) in net assets
   resulting from operations                             2,025,219     (364,219)

DIVIDENDS PAID TO SHAREHOLDERS                                   -      (14,969)
FROM NET INVESTMENT INCOME

CAPITAL SHARE TRANSACTIONS                                (136,746)    (431,741)

TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,888,473     (810,929)

NET ASSETS:
 Beginning of year                                       6,564,492    7,375,421
 End of year (including accumulated
   net investment loss: $20,150 and $51,687,
   respectively)                                        $8,452,965   $6,564,492

See Notes to Financial Statements


Notes to financial statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization - SMALLCAP World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:


-------------------------------------------------------------------------------------------------------
                                                Contingent deferred
Share class             Initial sales            sales charge upon
                           charge                    redemption                  Conversion feature
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Classes A and 529-A      Up to 5.75%           None (except 1% for certain       None
                                               redemptions within one year
                                               of purchase without an initial
                                               sales charge)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Classes B and 529-B      None                  Declines from 5% to zero for      Classes B and 529-B
                                               redemptions within six years      convert to classes A
                                               of purchase                       and 529-A, respectively,
                                                                                 after eight years
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Class C                  None                   1% for redemptions within one    Class C converts to
                                                year of purchase                 Class F after 10 years
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Class 529-C              None                   1% for redemptions within one     None
                                                year of purchase
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Class 529-E              None                   None                              None
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Classes F and 529-F      None                   None                              None
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,   None                   None                              None
    R-4 and R-5
---------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

     SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

     CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

     FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.  NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended September 30, 2003, non-U.S. taxes paid on realized gains were $17,000. As of September 30, 2003, non-U.S. taxes provided on unrealized gains were $3,828,000.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; net capital losses; and net operating losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of September, 30, 2003, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $7,328,776,000.

During the year ended September 30, 2003, the fund reclassified $15,000,000 from additional paid-in capital and $23,014,000 from net realized gains to undistributed net investment income to align financial reporting with tax reporting.

As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

                                                        (dollars in thousands)
Undistributed net investment income and currency gains                $10,941
Loss deferrals related to non-U.S. currency that were
 realized during the period November 1, 2002 through
 September 30, 2003                                                      (109)
Short-term and long-term capital loss deferrals                    (2,416,937)
Gross unrealized appreciation on investment securities              1,815,625
Gross unrealized depreciation on investment securities               (673,163)

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $53,865,000, $1,186,404,000 and $1,122,269,000 expiring in
2009, 2010 and 2011, respectively. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. Also included are capital losses of $54,399,000 that were realized during the period November 1, 2002 through September 30, 2003.

No distributions were paid to shareholders during the year ended September 30, 2003. For the year ended September 30, 2002 distributions paid to shareholders from net investment income and currency gains were $14,919,000 for Class A, $6,000 for Class C and $44,000 for Class F, totaling $14,969,000 as shown in the accompanying financial statements.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES -The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.800% on the first $1 billion of daily net assets and decreasing to 0.595% on such assets in excess of $27 billion. For the year ended September 30, 2003, the investment advisory services fee was $47,110,000, which was equivalent to an annualized rate of 0.677% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

     DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

----------------------------------------------------------------------------
Share class                        Currently approved limits     Plan limits
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Class A                                   0.30%                     0.30%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Class 529-A                                0.30                     0.50
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Classes B and 529-B                        1.00                     1.00
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Classes C, 529-C and R-1                   1.00                     1.00
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Class R-2                                  0.75                     1.00
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Classes 529-E and R-3                      0.50                     0.75
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Classes F, 529-F and R-4                   0.25                     0.50
----------------------------------------------------------------------------

     All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

     For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2003, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

     TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

     ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

     Expenses under the agreements described above for the year ended September 30, 2003, were as follows (dollars in thousands):

--------------------------------------------------------------------------------------------------------------
                                                                    Administrative services

                                                  ------------------------------------------------------------
                                                                                           Commonwealth of
                                                         CRMC                                 Virginia
                  Distribution    Transfer agent    administrative     Transfer agent      administrative
   Share class      services         services          services          services            services
--------------------------------------------------------------------------------------------------------------
    Class A         $16,513          $12,328        Not applicable     Not applicable       Not applicable
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
    Class B          1,457             327          Not applicable     Not applicable       Not applicable
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
    Class C            799          Included             $120                $63            Not applicable
                                       in
                                 administrative
                                    services
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
    Class F             88          Included               53                 18            Not applicable
                                       in
                                 administrative
                                    services
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
  Class 529-A           21          Included               39                  9                 $26
                                       in
                                 administrative
                                    services
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
  Class 529-B           60          Included                9                  6                   6
                                       in
                                 administrative
                                    services
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
  Class 529-C          118          Included               18                  9                  12
                                       in
                                 administrative
                                    services
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
  Class 529-E            8          Included                2                  1                   1
                                       in
                                 administrative
                                    services
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
  Class 529-F            3          Included                2                  -*                  2
                                       in
                                 administrative
                                    services
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
   Class R-1             8          Included                1                  4            Not applicable
                                       in
                                 administrative
                                    services
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
   Class R-2           149          Included               30                192            Not applicable
                                       in
                                 administrative
                                    services
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
   Class R-3            70          Included               21                 40            Not applicable
                                       in
                                 administrative
                                    services
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
   Class R-4            15          Included                9                  2            Not applicable
                                       in
                                 administrative
                                    services
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
   Class R-5     Not applicable     Included               57                  2            Not applicable
                                       in
                                 administrative
                                    services
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
     Total         $19,309          $12,655              $361               $346                 $47
----------------==============================================================================================
 * Amount less than one thousand.

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $186,000 in current fees (either paid in cash or deferred) and a net increase of $107,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5.  CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

YEAR ENDED SEPTEMBER 30, 2003

                                    SALES(2)        REINVESTMENTS OF DIVIDENDS
SHARE CLASS(1)                 AMOUNT     SHARES       AMOUNT   SHARES

Class A                    $ 1,130,418    58,444          -       -
Class B                         62,773     3,257          -       -
Class C                         86,227     4,503          -       -
Class F                         48,187     2,475          -       -
Class 529-A                     19,948     1,027          -       -
Class 529-B                      5,233       272          -       -
Class 529-C                      9,480       494          -       -
Class 529-E                      1,507        79          -       -
Class 529-F                      2,385       124          -       -
Class R-1                        1,936        98          -       -
Class R-2                       43,636     2,264          -       -
Class R-3                       30,982     1,612          -       -
Class R-4                       11,864       641          -       -
Class R-5                       11,090       544          -       -
Total net increase
   (decrease)              $ 1,465,666    75,834          -       -


                           REPURCHASES(2)         NET (DECREASE) INCREASE
SHARE CLASS(1)         AMOUNT           SHARES     AMOUNT         SHARES

Class A                $(1,479,092)    (79,492)   $ (348,674)    (21,048)
Class B                    (23,085)     (1,233)       39,688       2,024
Class C                    (42,533)     (2,269)       43,694       2,234
Class F                    (26,459)     (1,397)       21,728       1,078
Class 529-A                 (1,191)        (64)       18,757         963
Class 529-B                   (178)        (10)        5,055         262
Class 529-C                   (419)        (22)        9,061         472
Class 529-E                    (75)         (3)        1,432          76
Class 529-F                    (27)         (1)        2,358         123
Class R-1                     (211)        (11)        1,725          87
Class R-2                   (7,789)       (404)       35,847       1,860
Class R-3                   (8,304)       (433)       22,678       1,179
Class R-4                   (3,997)       (211)        7,867         430
Class R-5                   (9,052)       (467)        2,038          77
Total net increase
   (decrease)          $(1,602,412)    (86,017)   $ (136,746)    (10,183)


YEAR ENDED SEPTEMBER 30, 2002
                                    SALES(2)        REINVESTMENTS OF DIVIDENDS
SHARE CLASS(1)                 AMOUNT     SHARES        AMOUNT  SHARES

Class A                    $ 1,421,738    66,536    $ 14,140     631
Class B                         67,429     3,183           -       -
Class C                         83,268     4,003           6     - *
Class F                         46,726     2,199          38       2
Class 529-A                     18,779       875           -       -
Class 529-B                      3,915       185           -       -
Class 529-C                      8,196       384           -       -
Class 529-E                        798        38           -       -
Class 529-F                          1       - *           -       -
Class R-1                           21         1           -       -
Class R-2                        2,903       157           -       -
Class R-3                        2,790       154           -       -
Class R-4                           14         1           -       -
Class R-5                       70,305     3,177           -       -
Total net increase
   (decrease)              $ 1,726,883    80,893    $ 14,184     633


                           REPURCHASES(2)         NET (DECREASE) INCREASE
SHARE CLASS(1)         AMOUNT           SHARES     AMOUNT         SHARES

Class A                $(2,088,680)    (98,892)   $ (652,802)    (31,725)
Class B                    (20,798)     (1,007)       46,631       2,176
Class C                    (32,956)     (1,644)       50,318       2,359
Class F                    (25,762)     (1,219)       21,002         982
Class 529-A                   (214)        (11)       18,565         864
Class 529-B                    (16)         (1)        3,899         184
Class 529-C                    (94)         (5)        8,102         379
Class 529-E                    - *         - *           798          38
Class 529-F                      -           -             1         - *
Class R-1                      - *         - *            21           1
Class R-2                     (390)        (22)        2,513         135
Class R-3                     (328)        (18)        2,462         136
Class R-4                        -           -            14           1
Class R-5                   (3,570)       (180)       66,735       2,997
Total net increase
   (decrease)          $(2,172,808)   (102,999)   $ (431,741)    (21,473)

* Amount less than one thousand.

(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(2)  Includes exchanges between share classes of the fund.



6.  RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of September 30, 2003, the total value of restricted securities was $286,529,000, which represented 3.39% of the net assets of the fund.

7. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,135,162,000 and $3,437,624,000 respectively, during the year ended September 30, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended September 30, 2003, the custodian fee of $1,550,000 included $9,000 that was offset by this reduction, rather than paid in cash.

8.  TRANSACTIONS WITH AFFILIATES

If the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, that issuer is considered to be an affiliated issuer, as defined under the Investment Company Act of 1940. A summary of the fund's transactions in the securities of affiliated issuers during the year ended September 30, 2003 is as follows:

                                                                                                           Market
                                                                                                          Value of
                                                                                              Dividend   Affiliates
                                       Beginning                                    Ending     Income    at 9/30/03
Company                                 Shares     Purchases         Sales          Shares      (000)      (000)

Aldata Solution(1)                    4,237,300            -       4,237,300              -       $ -          $ -
Alphameric(1)                         6,625,000            -       6,625,000              -         -            -
alphyra group(1)                      1,848,200            -       1,848,200              -         -            -
American Healthways                     900,000       90,000         140,000        850,000         -       35,691
Anoto Group                           9,934,866    1,655,811       4,967,433      6,623,244         -        7,602
ASM International                     2,746,800      372,300               -      3,119,100         -       46,007
Aspect Medical Systems(1)             1,137,000            -         575,000        562,000         -            -
Baycorp Advantage                    13,892,100            -               -     13,892,100         -       21,567
BKN International(1)                    500,000            -         255,800        244,200         -            -
Cadiz(1)                              2,300,000            -       2,300,000              -         -            -
Cafe de Coral Holdings               28,192,000            -               -     28,192,000       882       25,847
Cambrex                               1,300,000            -               -      1,300,000       156       29,510
Cathay Bancorp                                -    1,015,000               -      1,015,000       190       44,914
Centene(1)                              650,000      362,500         200,000        812,500         -            -
Cheil Communications(1)                 298,000            -         298,000              -       416            -
Clear Media                          24,950,000    7,629,000               -     32,579,000         -       18,826
Creo                                  1,000,000    1,916,000               -      2,916,000         -       30,730
Cymer                                   400,000    1,700,000         100,000      2,000,000         -       82,400
Daelim Industrial(1)                  2,425,000      256,640       1,145,000      1,536,640     1,058            -
dELiA*s(1)                            2,750,000            -       2,750,000              -         -            -
Downer EDI                                    -   51,045,208               -     51,045,208       718       30,238
EarthLink(1)                          7,531,700    1,000,000       6,954,400      1,577,300         -            -
Education Management(1)               1,825,000       75,000         400,000      1,500,000         -            -
Ekornes                               2,230,000            -         504,402      1,725,598     1,283       27,693
E-LOAN(1)                                     -    3,160,850       3,160,850              -         -            -
Extended Stay America                 6,190,000            -               -      6,190,000         -       92,417
First Quantum Minerals(1)             2,540,000            -               -      2,540,000         -            -
Fitness First(1)                      6,662,500      850,000       7,512,500              -         -            -
Gabriel Resources(1)                  6,160,000            -               -      6,160,000         -            -
Gladstone Commercial                          -      428,000               -        428,000         -        6,313
Hana Microelectronics(1)              8,649,400            -       3,658,000      4,991,400       758            -
Hanil Cement                                  -      447,000               -        447,000         -       18,924
Hilb, Rogal and Hamilton(1)           1,780,000      150,000       1,575,000        355,000       497            -
HiQ International(1)                  2,415,500            -       2,415,500              -         -            -
Hutchinson Technology                         -    1,300,000               -      1,300,000         -       43,030
Hyosung                               1,720,000      368,200         315,000      1,773,200       119       16,682
Imagistics International(1)           1,001,100            -         305,000        696,100         -            -
Informatics Holdings                 16,065,000            -               -     16,065,000       107        7,148
InfoSpace.com                                 -    2,005,000               -      2,005,000         -       40,922
Infoteria                                 2,672            -               -          2,672         -        1,497
Integrated Defense Technologies(1)      996,300            -         996,300              -         -            -
International Energy Group            4,640,000            -               -      4,640,000       396       11,950
Internet Auction(1)                     677,443            -         277,443        400,000         -            -
J D Wetherspoon                      11,385,616    1,024,763       1,765,655     10,644,724       211       40,754
KEC                                     391,040      132,500               -        523,540       521       16,919
Kingboard Chemical Holdings          35,042,000    2,392,000               -     37,434,000       414       37,561
LG Insurance                                  -    3,000,000               -      3,000,000         -       12,413
Lions Gate Entertainment              2,803,500    1,000,000               -      3,803,500         -       11,317
LTG Technologies                     17,785,714            -               -     17,785,714         -        2,308
Lumenis                               2,270,000            -               -      2,270,000         -        3,042
Mandarin Oriental International(1)   53,000,000            -      53,000,000              -         -            -
MatrixOne                             1,500,000    2,500,000       1,500,000      2,500,000         -       12,325
Mercury Computer Systems(1)           1,435,700            -       1,435,700              -         -            -
Micrel                                1,750,000    3,017,112               -      4,767,112         -       58,111
Micronic Laser Systems                1,319,476    1,319,476               -      2,638,952         -       18,888
Millennium Chemicals                          -    3,995,000               -      3,995,000       148       38,152
Muse Prime Software                   1,770,000            -               -      1,770,000         -          230
Navan Mining                         13,800,000            -               -     13,800,000         -            -
OPNET Technologies(1)                 1,045,500            -       1,045,500              -         -            -
O2Micro International(1)              2,150,000      911,700       1,302,200      1,759,500         -            -
Paladin Resources(1)                 16,083,990    4,026,693      20,110,683              -       317            -
PDF Solutions                                 -    2,100,000         600,000      1,500,000         -       16,875
Performance Food Group                2,920,000       15,000               -      2,935,000         -      119,484
P4 Radio Hele Norge(1)                1,648,000            -       1,648,000              -         -            -
Province Healthcare(1)                3,095,000            -       3,095,000              -         -            -
PSD Group(1)                          1,628,000            -       1,628,000              -         -            -
Pusan Bank                            3,690,000    5,830,500               -      9,520,500       982       45,446
Q-Med                                 1,610,000            -               -      1,610,000         -       29,691
Recordati                             2,256,000      396,000               -      2,652,000       918       45,796
Redenvelope(1)                        3,543,805      257,665       3,543,805        257,665         -            -
Robert Walters(1)                     5,000,000            -       5,000,000              -       169            -
Rogers                                  956,800            -         100,000        856,800         -       26,578
Sanctuary Group                      19,470,839            -               -     19,470,839       108       15,528
SBS Broadcasting                      1,800,000            -               -      1,800,000         -       44,784
School Specialty                      1,080,000       50,000               -      1,130,000         -       31,877
Semtech1                              1,350,000    2,800,000       2,150,000      2,000,000         -            -
Sharper Image                           775,000      175,000               -        950,000         -       21,907
S1                                    1,670,000      420,000               -      2,090,000       254       40,507
Steak n Shake(1)                      1,699,150            -         674,400      1,024,750         -            -
Sylvan Learning Systems               2,620,000      129,516         160,000      2,589,516         -       70,642
Techem AG                             1,567,335       35,965         190,000      1,413,300         -       24,356
Telelogic(1)                         12,452,500            -      12,452,500              -         -            -
Transgenomic(1)                       1,525,000            -       1,525,000              -         -            -
Urologix(1)                             900,000            -         900,000              -         -            -
Venture Production                    6,021,600      478,400               -      6,500,000         -       14,256
Western Oil Sands(1)                  3,278,333            -       1,958,333      1,320,000         -            -
Woongjin.com(1)                       1,956,980            -         891,830      1,065,150       170            -
Xinao Gas Holdings                   37,300,000            -               -     37,300,000         -       17,581
Yankee Candle                           800,000    1,969,600               -      2,769,600         -       70,569
Zeevo                                 1,587,301      398,564               -      1,985,865         5        1,320
Zenith National Insurance(1)          1,050,000      165,000       1,215,000              -       939            -
ZOOTS                                12,582,994        3,919               -     12,586,913         -        1,208
                                                                                              $11,736   $1,530,333
(1)  Unaffiliated issuer at 09/30/2003


FINANCIAL HIGHLIGHTS (1)

                                                         Income (loss) from investment operations(2)
                                                                             Net
                                           Net asset                      gains(losses)
                                            value,         Net            on securities      Total from
                                           beginning     investment       (both realized     investment
                                           of period    (loss) income     and unrealized)    operations
CLASS A:
 Year ended 9/30/2003                       $17.53       $(.01)              $5.70              $5.69
 Year ended 9/30/2002                        18.62        (.07)               (.98)             (1.05)
 Year ended 9/30/2001                        40.24          -   (3)         (16.33)            (16.33)
 Year ended 9/30/2000                        29.57          -   (3)          11.29              11.29
 Year ended 9/30/1999                        22.14         .03                8.78               8.81
CLASS B:
 Year ended 9/30/2003                        17.20        (.16)               5.56               5.40
 Year ended 9/30/2002                        18.38        (.23)               (.95)             (1.18)
 Year ended 9/30/2001                        40.08        (.21)             (16.20)            (16.41)
 Period from 3/15/2000 to 9/30/2000          47.11        (.12)              (6.91)             (7.03)
CLASS C:
 Year ended 9/30/2003                        17.15        (.16)               5.55               5.39
 Year ended 9/30/2002                        18.33        (.22)               (.95)             (1.17)
 Period from 3/15/2001 to 9/30/2001          23.06        (.16)              (4.57)             (4.73)
CLASS F:
 Year ended 9/30/2003                        17.48        (.01)               5.69               5.68
 Year ended 9/30/2002                        18.60        (.07)               (.98)             (1.05)
 Period from 3/15/2001 to 9/30/2001          23.27        (.03)              (4.64)             (4.67)
CLASS 529-A:
 Year ended 9/30/2003                        17.53         .01                5.70               5.71
 Period from 2/19/2002 to 9/30/2002          21.68        (.03)              (4.12)             (4.15)
CLASS 529-B:
 Year ended 9/30/2003                        17.43        (.19)               5.64               5.45
 Period from 2/20/2002 to 9/30/2002          21.82        (.14)              (4.25)             (4.39)
CLASS 529-C:
 Year ended 9/30/2003                        17.44        (.18)               5.63               5.45
 Period from 2/20/2002 to 9/30/2002          21.82        (.14)              (4.24)             (4.38)
CLASS 529-E:
 Year ended 9/30/2003                        17.50        (.07)               5.66               5.59
 Period from 3/15/2002 to 9/30/2002          23.21        (.06)              (5.65)             (5.71)
CLASS 529-F:
 Year ended 9/30/2003                        17.53        (.02)               5.69               5.67
 Period from 9/17/2002 to 9/30/2002          18.24          -   (3)           (.71)              (.71)
CLASS R-1:
 Year ended 9/30/2003                        17.49        (.16)               5.67               5.51
 Period from 6/19/2002 to 9/30/2002          21.60        (.04)              (4.07)             (4.11)
CLASS R-2:
 Year ended 9/30/2003                        17.49        (.15)               5.66               5.51
 Period from 5/31/2002 to 9/30/2002          22.62        (.05)              (5.08)             (5.13)
CLASS R-3:
 Year ended 9/30/2003                        17.51        (.07)               5.68               5.61
 Period from 6/20/2002 to 9/30/2002          21.43        (.02)              (3.90)             (3.92)
CLASS R-4:
 Year ended 9/30/2003                        17.53          -   (3)           5.69               5.69
 Period from 7/24/2002 to 9/30/2002          18.55        (.01)              (1.01)             (1.02)
CLASS R-5:
 Year ended 9/30/2003                        17.55         .05                5.73               5.78
 Period from 5/15/2002 to 9/30/2002          23.36          -   (3)          (5.81)             (5.81)



                                                            Dividends and distributions

                                       Dividends
                                      (from net       Distributions     Total          Net asset
                                      investment      (from capital   dividends and    value, end      Total
                                        income)          gains)       distributions    of period      return(4)

CLASS A:
 Year ended 9/30/2003                   $  -             $  -             $  -          $23.22          32.46%
 Year ended 9/30/2002                    (.04)              -             (.04)          17.53          (5.69)
 Year ended 9/30/2001                      -             (5.29)          (5.29)          18.62         (44.95)
 Year ended 9/30/2000                    (.02)            (.60)           (.62)          40.24          38.42
 Year ended 9/30/1999                    (.09)           (1.29)          (1.38)          29.57          41.42
CLASS B:
 Year ended 9/30/2003                      -               -               -             22.60          31.40
 Year ended 9/30/2002                      -               -               -             17.20          (6.42)
 Year ended 9/30/2001                      -             (5.29)          (5.29)          18.38         (45.38)
 Period from 3/15/2000 to 9/30/2000        -               -               -             40.08         (14.92)
CLASS C:
 Year ended 9/30/2003                      -               -               -             22.54          31.43
 Year ended 9/30/2002                    (.01)             -             (.01)           17.15          (6.42)
 Period from 3/15/2001 to 9/30/2001        -               -               -             18.33         (20.51)
CLASS F:
 Year ended 9/30/2003                      -               -               -             23.16          32.49
 Year ended 9/30/2002                    (.07)             -             (.07)           17.48          (5.73)
 Period from 3/15/2001 to 9/30/2001        -               -               -             18.60         (20.07)
CLASS 529-A:
 Year ended 9/30/2003                      -               -               -             23.24          32.57
 Period from 2/19/2002 to 9/30/2002        -               -               -             17.53         (19.14)
CLASS 529-B:
 Year ended 9/30/2003                      -               -               -             22.88          31.27
 Period from 2/20/2002 to 9/30/2002        -               -               -             17.43         (20.12)
CLASS 529-C:
 Year ended 9/30/2003                      -               -               -             22.89          31.25
 Period from 2/20/2002 to 9/30/2002        -               -               -             17.44         (20.07)
CLASS 529-E:
 Year ended 9/30/2003                      -               -               -             23.09          31.94
 Period from 3/15/2002 to 9/30/2002        -               -               -             17.50         (24.60)
CLASS 529-F:
 Year ended 9/30/2003                      -               -               -             23.20          32.34
 Period from 9/17/2002 to 9/30/2002        -               -               -             17.53          (3.89)
CLASS R-1:
 Year ended 9/30/2003                      -               -               -             23.00          31.50
 Period from 6/19/2002 to 9/30/2002        -               -               -             17.49         (19.03)
CLASS R-2:
 Year ended 9/30/2003                      -               -               -             23.00          31.50
 Period from 5/31/2002 to 9/30/2002        -               -               -             17.49         (22.68)
CLASS R-3:
 Year ended 9/30/2003                      -               -               -             23.12          32.04
 Period from 6/20/2002 to 9/30/2002        -               -               -             17.51         (18.29)
CLASS R-4:
 Year ended 9/30/2003                      -               -               -             23.22          32.46
 Period from 7/24/2002 to 9/30/2002        -               -               -             17.53          (5.50)
CLASS R-5:
 Year ended 9/30/2003                      -               -               -             23.33          32.93
 Period from 5/15/2002 to 9/30/2002        -               -               -             17.55         (24.87)

                                                    Ratio of      Ratio of net
                                     Net assets,    expenses      (loss) income
                                    end of period   to average    to average
                                    (in millions)   net assets    net assets

CLASS A:
 Year ended 9/30/2003                   $7,833          1.19%         (.07)%
 Year ended 9/30/2002                    6,283          1.17          (.32)
 Year ended 9/30/2001                    7,265          1.09          (.01)
 Year ended 9/30/2000                   14,098          1.10            -   (8)
 Year ended 9/30/1999                    8,983          1.09           .12
CLASS B:
 Year ended 9/30/2003                    201            1.97          (.85)
 Year ended 9/30/2002                    118            1.95          (1.09)
 Year ended 9/30/2001                     86            1.89          (.81)
 Period from 3/15/2000 to 9/30/2000       73            1.84  (6)     (.57)  (6)
CLASS C:
 Year ended 9/30/2003                    124            1.97          (.85)
 Year ended 9/30/2002                     56            1.96          (1.08)
 Period from 3/15/2001 to 9/30/2001       17            2.11  (6)     (1.11) (6)
CLASS F:
 Year ended 9/30/2003                     57            1.18          (.06)
 Year ended 9/30/2002                     24            1.20          (.32)
 Period from 3/15/2001 to 9/30/2001        7            1.23  (6)     (.21)  (6)
CLASS 529-A:
 Year ended 9/30/2003                     42            1.11           .03
 Period from 2/19/2002 to 9/30/2002       15            1.18  (6)     (.25)  (6)
CLASS 529-B:
 Year ended 9/30/2003                     10            2.09          (.95)
 Period from 2/20/2002 to 9/30/2002        3            2.08  (6)     (1.15) (6)
CLASS 529-C:
 Year ended 9/30/2003                     20            2.07          (.94)
 Period from 2/20/2002 to 9/30/2002        7            2.05  (6)     (1.12) (6)
CLASS 529-E:
 Year ended 9/30/2003                      3            1.53          (.38)
 Period from 3/15/2002 to 9/30/2002        1            1.51  (6)     (.60)  (6)
CLASS 529-F:
 Year ended 9/30/2003                      3            1.27          (.10)
 Period from 9/17/2002 to 9/30/2002        -  (5)        .04           .01
CLASS R-1:
 Year ended 9/30/2003                      2            1.93  (7)     (.78)
 Period from 6/19/2002 to 9/30/2002        -  (5)        .54  (7)     (.22)
CLASS R-2:
 Year ended 9/30/2003                     46            1.89  (7)     (.75)
 Period from 5/31/2002 to 9/30/2002        2             .63  (7)     (.29)
CLASS R-3:
 Year ended 9/30/2003                     30            1.51  (7)     (.37)
 Period from 6/20/2002 to 9/30/2002        2             .42  (7)     (.11)
CLASS R-4:
 Year ended 9/30/2003                     10            1.16  (7)     (.02)
 Period from 7/24/2002 to 9/30/2002        -  (5)        .21  (7)     (.03)
CLASS R-5:
 Year ended 9/30/2003                     72            .83            .28
 Period from 5/15/2002 to 9/30/2002       53            .31            .01


                                                               Year ended September 30
                                                      2003     2002     2001     2000     1999


Portfolio turnover rate for all classes of shares      49%      51%      60%      63%      50%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Year ended 1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3)  Amount less than one cent.
(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5)  Amount less than 1 million.
(6)  Annualized.
(7) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services. Had CRMC not paid such fees, expense ratios would have been 2.43%, 2.59%, 1.67% and 1.17% for classes R-1, R-2, R-3 and R-4, respectively during the year ended September 30, 2003, and 7.56%, .85%, .52% and .70% for class R-1, R-2, R-3, and R-4, respectively, during the period ended September 30, 2002.
(8)  Amount less than .01 percent.


Independent auditors' report

To the Board of Directors and Shareholders of SMALLCAP World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the "Fund"), including the investment portfolio, as of September 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
November 7, 2003


Tax information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. No distributions were made by the fund during the last fiscal year.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (unaudited)

CLASS B, CLASS C, CLASS F AND CLASS 529

RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2003                            1 YEAR          LIFE OF CLASS

CLASS B SHARES
Reflecting applicable contingent deferred sales
     charge (CDSC), maximum of 5%, payable only
     if shares are sold within six years of purchase                    +26.40%           -15.22% (1)
Not reflecting CDSC                                                     +31.40%           -14.60% (1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase                     +30.43%           - 0.88% (2)
Not reflecting CDSC                                                     +31.43%           - 0.88% (2)

CLASS F SHARES (3)
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                 +32.49%           - 0.07% (2)

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                   +24.95%           + 0.65% (4)
Not reflecting maximum sales charge                                     +32.57%           + 4.41% (4)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase               +26.27%           + 0.53% (5)
Not reflecting CDSC                                                     +31.27%           + 2.99% (5)

CLASS 529-C SHARES
Reflecting applicable CDSC, maximum of 1%, payable
     only if shares are sold within one year of purchase                +30.25%           + 3.02% (5)
Not reflecting CDSC                                                     +31.25%           + 3.02% (5)

CLASS 529-E SHARES (3)                                                  +31.94%           - 0.33% (6)

CLASS 529-F SHARES (3)
Not reflecting annual asset-based fee charged by
     sponsoring firm                                                    +32.34%           +26.15% (7)

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3)  These shares are sold without any initial or contingent sales charge.
(4) Average annual total return from February 19, 2002, when Class 529-A shares were first sold.
(5) Average annual total return from February 20, 2002, when Class 529-B and Class 529-C shares were first sold.
(6) Average annual total return from March 15, 2002, when Class 529-E shares were first sold.
(7) Average annual total return from September 17, 2002, when Class 529-F shares were first sold.

BOARD OF DIRECTORS

"Non-interested" Directors

                                      YEAR FIRST
                                       ELECTED
                                      A DIRECTOR
NAME AND AGE                         OF THE FUND (1)   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

JOSEPH C. BERENATO, 57                   2000          Chairman of the Board and CEO, Ducommun Incorporated

AMBASSADOR RICHARD G.                    1993          Corporate director and author; former U.S. Ambassador
CAPEN, JR., 69                                         to Spain; former Vice Chairman, Knight-Ridder, Inc.;
                                                       former Chairman and Publisher, The Miami Herald

H. FREDERICK CHRISTIE, 70                1990          Private investor; former President and CEO, The Mission Group
                                                       (non-utility holding company, subsidiary of Southern
                                                       California Edison Company)

JOHN G. FREUND, 50                       2000          Founder and Managing Director, Skyline Ventures; former
                                                       Managing Director -- Alternative Asset Management Group,
                                                       Chancellor Capital Management

LEONADE D. JONES, 56                     1995          Co-founder, VentureThink LLC (developed and managed
                                                       e-commerce businesses) and Versura Inc. (education loan
                                                       exchange); former Treasurer, The Washington Post Company

WILLIAM H. KLING, 61                     1990          President, American Public Media Group

NORMAN R. WELDON, 69                     1990          Managing Director, Partisan Management Group, Inc.;
                                                       former Chairman of the Board, Novoste Corporation;
                                                       former President and Director, Corvita Corporation

PATRICIA K. WOOLF, PH.D., 69             1990          Private investor; corporate director; lecturer,
                                                       Department of Molecular Biology, Princeton University


"Non-interested" Directors

                                    NUMBER OF
                                 BOARDS WITHIN THE
                                 FUND COMPLEX (2)
                                     ON WHICH
NAME AND AGE                      DIRECTOR SERVES      OTHER DIRECTORSHIPS (3) HELD BY DIRECTOR

JOSEPH C. BERENATO, 57                 2               Ducommun Incorporated

AMBASSADOR RICHARD G.                 14               Carnival Corporation
CAPEN, JR., 69

H. FREDERICK CHRISTIE, 70             19               Ducommun Incorporated; IHOP Corporation; Southwest
                                                       Water Company; Valero L.P.

JOHN G. FREUND, 50                     2               None

LEONADE D. JONES, 56                   6               None

WILLIAM H. KLING, 61                   6               Irwin Financial Corporation; St. Paul Companies

NORMAN R. WELDON, 69                   3               Novoste Corporation

PATRICIA K. WOOLF, PH.D., 69           6               Crompton Corporation; First Energy Corporation;
                                                       National Life Holding Co.

"Interested" Directors (4)

                                      YEAR FIRST
                                      ELECTED A
                                      DIRECTOR OR      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                         OFFICER OF       POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                    THE FUND (1)     UNDERWRITER OF THE FUND

GORDON CRAWFORD, 56                      1992          Senior Vice President and Director, Capital
Chairman of the Board                                  Research and Management Company;
                                                       Director, The Capital Group Companies, Inc. (5)

GREGORY W. WENDT, 42                     1992          Senior Vice President, Capital Research Company (5);
President                                              Director, American Funds Distributors, Inc. (5);
                                                       Director, Capital Management Services, Inc. (5)

"Interested" Directors (4)

                                    NUMBER OF
                                 BOARDS WITHIN THE
                                  FUND COMPLEX (2)
NAME, AGE AND                        ON WHICH          OTHER DIRECTORSHIPS (3)
POSITION WITH FUND                DIRECTOR SERVES      HELD BY DIRECTOr

GORDON CRAWFORD, 56                     2              None
Chairman of the Board

GREGORY W. WENDT, 42                    1              None
President


THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5)  Company affiliated with Capital Research and Management Company.


OTHER OFFICERS

                                      YEAR FIRST
                                      ELECTED AN       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                         OFFICER OF       POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                    THE FUND (1)     UNDERWRITER OF THE FUND

GRANT L. CAMBRIDGE, 41                   2001          Vice President, Capital Research Company (5)
Vice President

VINCENT P. CORTI, 47                     1990          Vice President-- Fund Business Management
Vice President                                         Group, Capital Research and Management Company

J. BLAIR FRANK, 37                       1999          Vice President, Capital Research Company (5)
Vice President

JONATHAN O. KNOWLES, 42                  2000          Executive Vice President and Director, Capital
Vice President                                         Research Company (5)

CHAD L. NORTON, 43                       1990          Vice President-- Fund Business Management
Secretary                                              Group, Capital Research and Management Company

DAVID A. PRITCHETT, 37                   1999          Vice President-- Fund Business Management
Treasurer                                              Group, Capital Research and Management Company

SHERYL F. JOHNSON, 35                    1998          Vice President-- Fund Business Management
Assistant Treasurer                                    Group, Capital Research and Management Company



OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02105-1713

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in SMALLCAP World Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.78 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.78 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had lower annual expenses (by 0.01 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE AMERICAN FUNDS PROXY VOTING GUIDELINES -- USED TO DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- ARE AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV.

This report is for the information of shareholders of SMALLCAP World Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2003, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[ logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 20 million shareholder accounts.

Our unique combination of strengths includes these five factors:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World FundSM
   SMALLCAP WORLD FUND(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income FundSM
   Fundamental InvestorsSM
   The Investment Company of America(R)
   Washington Mutual Investors FundSM

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income TrustSM
   The Bond Fund of AmericaSM
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities FundSM

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of AmericaSM
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of AmericaSM
   The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-935-1103

Litho in USA BDC/L/8067

Printed on recycled paper



ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Joseph C. Berenato, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Form N-CSR disclosure requirement not yet effective with respect to Registrant.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Reserved


ITEM 9 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.



ITEM 10 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                SMALLCAP World Fund, Inc.



                                By:   /s/ Gordon Crawford
                                      ----------------------------------
                                      Gordon Crawford, Chairman and PEO

                                Date: December 8, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By:   /s/ Gordon Crawford
      ----------------------------------
      Gordon Crawford, Chairman and PEO

Date: December 8, 2003



By:  /s/ David A. Pritchett
     ----------------------------------
     David A. Pritchett, Treasurer

Date: December 8, 2003